As filed with the Securities and Exchange Commission on December 23, 2013

Securities Act File No. 333-_______

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

[  ] Pre-Effective Amendment No. __

[  ] Post-Effective Amendment No. __

(Check appropriate box or boxes)

Special Opportunities Global Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of Principal Executive Offices)

Telephone Number: (877) 607-0414
(Area Code and Telephone Number)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
(Name and Address of Agent for Service)

Copy to:

Thomas R. Westle, Esq.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of common stock, par value $0.001 per share, of Special Opportunities Global Fund, Inc.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933:

Title of Securities Being Registered	Amount being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Price(1)	Amount of Registration Fee

Common Stock, $0.001 par value per share	[1,765,478]	$[8] (2)	$[14,123,824]	$[1,819]

(1)
The amount being registered assumes a distribution of one (1) common share of the Registrant for every four (4) shares held of common stock of Special Opportunities Fund, Inc. If this ratio changes, the number of shares to be issued will be adjusted accordingly, but the proposed maximum aggregate offering price will remain unchanged.

(2)	No separate consideration will be received for shares to be distributed to the common stockholders of Special Opportunities Fund, Inc.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1. Letter to Stockholders of Special Opportunities Fund, Inc.

2. Questions and Answers for Stockholders of SPE

3. Notice of Annual Meeting of Stockholders of SPE

4. Combined Prospectus/Proxy Statement regarding the proposed Transaction

5. Statement of Additional Information regarding the proposed Transaction

6. Part C Information

7. Exhibits

SPECIAL OPPORTUNITIES FUND, INC.

January __, 2014

Dear Fellow Stockholder:

I am writing to invite you to the annual stockholder meeting of Special Opportunities Fund, Inc. (“SPE”) to be held on March __, 2014. At the meeting, in addition to the election of directors and consideration of other matters, stockholders will be asked to approve a proposal to contribute a portion of SPE’s assets to a newly-organized, closed-end management investment company, Special Opportunities Global Fund, Inc. (“SPE Global”), and to distribute shares of common stock of SPE Global to common stockholders of SPE (the “Transaction”). The enclosed Proxy Statement/Prospectus describes the proposal in detail.

Although SPE and SPE Global have the same investment objective of total return through capital appreciation and current income, SPE invests primarily in closed-end investment companies and private and publicly-issued securities that are registered in the U.S. while SPE Global will seek to invest primarily in the securities of investment companies and other private and public companies that are registered outside the U.S and in the securities of U.S. closed-end investment companies that invest in private and public companies located outside the U.S. For some time, we have been attracted to the opportunities for total return through capital appreciation and current income presented in the international markets. To enable SPE’s stockholders to participate more directly in these opportunities, we are proposing to contribute approximately $14 million of SPE’s assets to SPE Global (approximately 10% of SPE’s current net assets). If approved, each SPE stockholder would receive shares of SPE Global that will produce a total distribution of approximately $14 million. You will receive one share of SPE Global for every four shares of SPE common stock that you own. Although the $14 million target size will not initially satisfy the New York Stock Exchange listing standards, shortly after the Transaction is consummated, we intend to commence a rights offering to holders of shares of SPE Global to purchase additional shares of SPE Global at a price to be determined by the board of SPE Global. This rights offering is intended to increase the assets of SPE Global (1) to meet the New York Stock Exchange listing standards and (2) to ensure that SPE Global has sufficient assets to conduct its investment program while maintaining an expense ratio that is not disproportionately higher than those of other global total return funds.

No commission or other sales charge will be imposed on you in connection with the Transaction. However, the costs of organizing SPE Global and effecting the Transaction, including the fees and expenses of counsel and accountants, printing, listing and registration fees, will be borne by SPE. SPE Global expects to distribute its net investment income and net realized capital gains, if any, on an annual basis, with its first distribution anticipated in December 2014.

Stockholders will also be asked to approve a proposal to amend an SPE investment restriction. The amended restriction will expressly permit the Transaction and will permit the distribution of SPE Global common stock without violating the prohibition on SPE underwriting securities of other issuers.

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended investment restriction.

We believe the Transaction represents an attractive opportunity for SPE stockholders, and we urge you to carefully consider the merits of the proposals.  I personally expect to fully participate in the rights offering for shares of SPE Global.

The SPE Board has determined that the proposed Transaction is in the best interests of SPE and its stockholders, and unanimously recommends that you vote “FOR” the proposed Transaction. The SPE Board also unanimously recommends that you vote “FOR” the proposed amendment to the investment restriction.

The enclosed materials explain this proposal in more detail and I encourage you to review them carefully. As a stockholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Annual Meeting. You may authorize a proxy to vote your shares by using one of the methods below by returning the enclosed proxy card in the postage-paid envelope. You may also vote in person at the Annual Meeting.

If you have a question, need assistance in voting or would like to speak with a live representative, please call U.S. Bancorp Fund Services, LLC directly at 1-877-607-0414.

As always, we appreciate your support.

Sincerely,

Phillip Goldstein
Chairman of the Board

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.  If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the proposals.  If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH __, 2014

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR THE FUND ARE AVAILABLE ON THE INTERNET AT WWW.SPECIALOPPORTUNITIESFUNDINC.COM.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issues to be voted on.

Q: Why is a stockholder meeting being held?

A: In addition your annual election of directors and other matters, you are being asked to consider and vote upon a proposal to contribute a portion of the assets of Special Opportunities Fund, Inc., a Maryland corporation (“SPE”) (such contributed assets are anticipated to consist largely of securities of U.S. closed-end investment companies that invest in private and public companies located outside the U.S., non-U.S. investment companies and other private and public companies located within and outside the U.S. and cash), to a newly-organized, diversified, closed-end management investment company, Special Opportunities Global Fund, Inc., a Maryland corporation (“SPE Global”), and to distribute to common stockholders of SPE approximately $14 million of SPE’s assets in the form of shares of common stock of SPE Global. The contribution of such SPE assets to SPE Global and the subsequent distribution of SPE Global’s common stock to SPE common stockholders is referred to as the “Transaction”. If the proposed Transaction is approved and completed, SPE common stockholders will become common stockholders of SPE Global, and will also remain common stockholders of SPE. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Transaction and more complete description of SPE Global.

You are also being asked to consider and vote upon a proposal to amend an investment restriction of SPE, which currently prohibits underwriting the securities of other issuers. The amended restriction will allow SPE to act as an underwriter, as defined under the Securities Act of 1933, in the limited circumstances of selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions (such as the Transaction) and other reorganization transactions involving SPE. This proposal will facilitate the Transaction by clearly providing that the Transaction does not violate the investment restrictions of SPE.

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended investment restriction.

Q: How does the Board of Directors suggest that I vote with respect to the Transaction?

A: After careful consideration, the Board of Directors of SPE (the “SPE Board”) has determined that the proposed Transaction will benefit the stockholders of SPE, and unanimously recommends that you cast your vote “FOR” the proposed Transaction. The SPE Board also unanimously recommends that you vote “FOR” the proposed amendment to the investment restriction.

Q: How will the Transaction affect SPE common stockholders?

A: If stockholders of SPE approve the proposed Transaction, approximately $14 million of SPE’s assets will be contributed to SPE Global, and SPE will distribute to its common stockholders, approximately $14 million of shares of common stock of SPE Global. Holders of SPE common stock will then hold shares of both SPE and SPE Global. The aggregate net asset value of your SPE common stock and the common stock of SPE Global you receive in the Transaction, together with any cash received in lieu of fractional shares, will equal the aggregate net asset value of the shares of SPE you own immediately prior to the Transaction (assuming you have not sold or otherwise disposed of your shares of SPE common stock prior to the distribution record date).

Q: How will Transaction affect SPE preferred stockholders?

A:  Unless SPE’s preferred stockholders elect to convert their shares of preferred stock into shares of SPE common stock prior to the distribution record date, the preferred stockholders will not receive any shares of SPE Global in connection with the Transaction. As a result of the Transaction, the net asset value of SPE will decrease by approximately 10%, which will increase the conversion ratio for SPE’s preferred stock. See “The Transaction – Manner of Effecting the Distribution.”

Q: Who will advise SPE Global following the consummation of the Transaction?

A: Bulldog Investors, LLC (“Bulldog Investors”), the investment adviser to SPE, will be the investment adviser to SPE Global.

Q: Will I have to pay any commission or other similar fee in connection with the Transaction?

A: No, you will not pay any commission or other similar fee in connection with the Transaction.  Notwithstanding the foregoing, the costs of organizing SPE Global and effecting the Transaction, including the fees and expenses of counsel and accountants and printing, listing and registration fees, will be borne by SPE.

Q: How do operating expenses paid by SPE Global compare to those payable by SPE?

A: The total operating expense ratio of SPE Global is expected to be higher than the total operating expense ratio of SPE due to the different asset levels of the Funds and due to the fact that custodial fees and other fixed fees are generally higher for funds primarily investing (directly and indirectly) in foreign securities.

Q: Will I have to pay any federal taxes as a result of the Transaction?

A: Provided that SPE, as is expected, does not contribute securities with significant unrealized appreciation to SPE Global, the Transaction is not currently expected to increase significantly the total amount of taxable distributions received by the SPE stockholders for the year ending December 31, 2014, and is not expected to result in the recognition of significant taxable gain by SPE.

An amount equal to the fair market value of the SPE Global common stock distributed to a SPE common stockholder plus the amount of any cash in lieu of fractional shares of SPE Global common stock distributed to a SPE common stockholder (but no greater sum) will be treated as a dividend up to the amount of SPE Global’s current and accumulated earnings and profits that is allocated to the distribution and will be taxable to the SPE common stockholder as a distribution of ordinary income, long-term capital gain or a combination of both. To the extent that the fair market value of the SPE Global common stock and cash exceeds the amount of earnings and profits allocated to such distribution, the excess (if any) will first be treated as a non-taxable return of capital, reducing the SPE common stockholder’s tax basis in its SPE common stock, and, to the extent that the fair market value of the SPE Global common stock and cash then remaining exceeds the SPE common stockholder’s basis in its SPE common stock, such excess (if any) will be taxable as gain realized from a deemed sale of SPE common stock. Each SPE common stockholder will take a fair market value tax basis in the SPE Global common stock received and will have a holding period for the SPE Global common stock that begins on the day following the date of the distribution. In addition to the other information necessary to file tax returns, SPE will provide stockholders with information on the amount of the distribution to be treated as ordinary income, long-term capital gain or a combination of both.

Q. Will the SPE Global common stock be listed on an exchange?

A. It is expected that the SPE Global common stock will be listed on the New York Stock Exchange (“NYSE”) under the symbol “[●]” following a rights offering to be conducted shortly after the Transaction is consummated. SPE Global is newly organized and has no operating history or history of public trading. There can be no assurance that SPE Global will meet the minimum listing requirement of the NYSE or any other national securities exchange and, even in the event that listing requirements are met, there can be no assurance as to the depth or quality of the market for SPE Global common stock.

Q: What if I sell my shares of common stock of SPE before the Transaction takes place?

A: The SPE Board is expected to declare a distribution (the “Distribution”) of all the outstanding SPE Global common stock payable to the holders of record of SPE common stock as of the close of business on a date (the “Distribution Record Date”) to be determined, together with the payable date for the Distribution (the

“Distribution Date”), by the SPE Board promptly following stockholder approval of the Transaction. If you sell your shares of common stock of SPE before the Distribution Record Date and are no longer a stockholder of SPE as of the close of business on the Distribution Record Date, you will not receive shares of SPE Global pursuant to the Transaction. If you sell your shares of common stock of SPE after the Distribution Record Date, you will receive the shares of common stock of SPE Global that you would have received had you continued to hold such shares of SPE. However, it is anticipated that shares of SPE will trade with “due bills” from a date two business days prior to the Distribution Record Date through the Distribution Date, and any SPE stockholder who sells shares of SPE common stock during that period will also be selling the right to receive shares of SPE Global in connection with the SPE common stock sold.

Q: How do I authorize my proxy?

A: You may authorize a proxy to vote your shares by mail or vote in person at the annual stockholders meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. We expect that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication. We may also, with approval of the SPE Board, use a proxy solicitation firm to authorize a proxy to vote your shares.

Q: When will the Transaction occur?

A: Subject to the receipt of stockholder approval of both the Transaction and the amended investment restriction, the opening of any required foreign sub-custody accounts, and prevailing market conditions, the Transaction is expected to occur in April 2014.

Q: Whom do I contact for further information?

A: You can contact your financial adviser for further information. You may also visit our website at www.specialopportunitiesfundinc.com where you can send us an email message by selecting “Contact Us”. You may also call U.S. Bancorp Fund Services, LLC directly at 1-877-607-0414.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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COMBINED PROSPECTUS/PROXY STATEMENT

SPECIAL OPPORTUNITIES FUND, INC.
615 East Michigan Street
Milwaukee, WI  53202
(877) 607-0414

SPECIAL OPPORTUNITIES GLOBAL FUND, INC.
615 East Michigan Street
Milwaukee, WI  53202
(877) 607-0414

This Combined Prospectus/Proxy Statement is furnished to you as a stockholder of Special Opportunities Fund, Inc., a Maryland corporation (“SPE”). An annual meeting of stockholders of SPE (the “Annual Meeting”) will be held at the offices of SPE, 615 East Michigan Street, Milwaukee, WI 53202 on March __, 2014, at [·] (Eastern time), to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Stockholders of record of SPE as of the close of business on January __, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Annual Meeting of Stockholders were first sent or given to stockholders of SPE on or about January __, 2014. Whether or not you expect to attend the Annual Meeting or any postponement or adjournment thereof, the Board of Directors of SPE (the “SPE Board”) requests that stockholders vote their shares by completing and returning the enclosed form of proxy.

The purposes of the Annual Meeting are:

1.	(a)
To elect four Directors to the SPE Board, to be elected by the holders of SPE’s common stock and preferred stock, voting together as a single class, to serve until SPE’s next Annual Meeting of Stockholders in 2014 and until their successors have been duly elected and qualified; and

(b)           To elect two Directors to the SPE Board, to be elected by the holders of SPE’s preferred stock, voting as a separate class, to serve until SPE’s next Annual Meeting of Stockholders in 2014 and until their successors have been duly elected and qualified (collectively, “Proposal 1”);

2. To consider and vote upon a proposal to contribute a portion of SPE’s assets (which is anticipated to consist largely of securities of U.S. closed-end investment companies that invest in private and public companies located outside the U.S., non-U.S. investment companies and other private and public companies located within and outside the U.S. and cash) having a value of approximately $14 million (approximately 10% of SPE’s net assets as of December 31, 2013), to a newly-organized, diversified, closed-end management investment company, Special Opportunities Global Fund, Inc. (“SPE Global”), and to distribute to common stockholders of SPE shares of common stock of SPE Global (“SPE Global Common Stock”) (“Proposal 2”);

3. To consider and vote upon a proposal to amend an investment restriction of SPE, which currently states that SPE may not “engage in the business of underwriting securities of other issuers,” to state that SPE may not “[u]nderwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund” (“Proposal 3”);

4.  To consider and vote upon a proposal to instruct Bulldog Investors, LLC (“Bulldog Investors”), the investment adviser of SPE and SPE Global, to vote proxies received by SPE and SPE Global from any closed-end investment company in the Funds’ respective portfolios on any proposal (including the election of directors) in a manner which Bulldog Investors reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value (“Proposal 4”); and

5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended investment restriction.

Like SPE, SPE Global is a closed-end, diversified management investment company. The investment goal of each of SPE and SPE Global is total return through capital appreciation and current income. Under normal market circumstances, and in the ordinary course, SPE Global intends to invest at least 80% of its assets in shares of securities of U.S. closed-end investment companies that invest in private and public companies located outside the U.S., non-U.S. investment companies and other private and public companies located within and outside the U.S.

SPE normally invests its assets principally in U.S. closed-end investment companies and the securities of large, mid and small-capitalization companies, including direct and indirect investments in the securities of foreign companies. Although SPE Global may invest in the equity securities of companies of any market capitalization, SPE Global expects that generally a significant portion of its assets will be invested in securities of U.S. closed-end investment companies that invest in private and public companies located outside the U.S., non-U.S. investment companies and other private and public companies located within and outside the U.S.  To the extent deemed appropriate by its investment adviser, SPE Global may also invest its net assets in U.S. and non-U.S. non-convertible debt.

Shares of closed-end funds often trade at a discount to net asset value. SPE cannot predict whether SPE Global Common Stock will trade at, below or above net asset value. Stockholders must bear the risk of loss created by the possibility that the SPE Global Common Stock may trade at a discount to net asset value.

The Combined Prospectus/Proxy Statement sets forth concisely the information stockholders of SPE should know before voting on the Transaction and amendment of the investment restriction and constitutes an offering of common stock of SPE Global only. Please read it carefully and retain it for future reference.

Shortly after the Transaction is consummated, SPE Global intends to issue to holders of shares of SPE Global rights to purchase additional shares of SPE Global at a price to be determined at a later date. Thereafter, to the extent that after such rights offering SPE Global satisfies the listing standards, application will be made to list SPE Global Common Stock on the New York Stock Exchange (“NYSE”) under the symbol “[●].” If SPE Global does not satisfy the minimum listing requirements of the NYSE, the Board of Directors of SPE Global (the “SPE Global Board”) will consider other listing alternatives. If an SPE common stockholder sells the SPE Global Common Stock that it receives through the distribution, the stockholder may incur brokerage commissions and the sale may constitute a taxable event for the stockholder. After SPE Global Common Stock is listed on the NYSE or other national securities exchange, reports, proxy statements and other information concerning SPE Global and filed with the Securities and Exchange Commission (the “Commission”) by SPE Global will be available for inspection (in the case of listing on the NYSE) at the NYSE, 20 Broad Street, New York, New York 10005.

SPE common stock (“SPE Common Stock”) will continue to be listed on the NYSE and trades under the symbol “SPE.” SPE Preferred Stock will continue to be listed on the NYSE under the symbol “SPE Pr.” Reports, proxy statements and other information concerning SPE and filed with the Commission by SPE will be available for inspection (in the case of listing on the NYSE) at the NYSE, 20 Broad Street, New York, New York 10005.

The Statement of Additional Information dated January __, 2014, relating to this Combined Prospectus/Proxy Statement (the “SAI”), is incorporated herein by reference. The SAI and SPE’s most recent annual report (which is being delivered together herewith) and semi-annual report to stockholders are available without charge by writing to SPE c/o U.S. Bancorp 615 East Michigan Street, Milwaukee, WI 53202, by calling 1-877-607-0414 or via the internet at www.specialopportunitiesfundinc.com. You also may view or obtain these documents from the Commission:

In Person:	At the Commission’s Public Reference Room at 100 F Street, N.E.,
Washington, DC 20549

By Phone:	202-551-8090

By Mail:	Public Reference Section
Officer of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
(duplicating fee required)

By E-mail:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

Under Maryland law, the only matters that may be acted on at an annual meeting of stockholders are those stated in the notice of the annual meeting. Accordingly, other than procedural matters relating to the Proposals, no other business may properly come before the Annual Meeting. If any procedural matter is submitted to stockholders, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Commission nor any state securities commission has approved or disapproved these securities or determined if this Combined Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is January __, 2014.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate accounts		Valid Signature

(1)	ABC Corp.	ABC Corp.
John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, treasurer	John Doe
(4)	ABC Corp. profit sharing plan	John Doe, Trustee

Partnership accounts
(1)	The XYZ partnership	Jane B. Smith, Partner
(2)	Smith and Jones, limited partnership	Jane B. Smith, General Partner

Trust accounts
(1)	ABC trust account	Jane B. Doe, Trustee
(2)	Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1)	John B. Smith, Cust. f/b/o
	John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

TABLE OF CONTENTS

SUMMARY	1

TABLE OF FEES AND EXPENSES	8

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES	10

PROPOSAL 1	12

PROPOSAL 2	13

THE TRANSACTION	13

Background	13
Description of the Transaction	13
Material Federal Income Tax Consequences	15
Exchange Listing	16
Transaction Expenses	16
Manner of Effecting the Distribution	16
Costs Associated with Sales of SPE Global Common Stock	17
Allocation of Investment Opportunities	18

PROPOSAL 3	19

Description of the Amendment	19

PROPOSAL 4	20

INVESTMENT GOALS AND POLICIES OF SPE AND SPE GLOBAL	22

SPE	22
SPE Global	24
Risk Factors	26
Certain Corporate Governance Provisions	33

INVESTMENT RESTRICTIONS	34

MANAGEMENT	34

INVESTMENT ADVISORY SERVICES PROVIDED BY BULLDOG INVESTORS	35

SPE	35
SPE Global	35

DIVIDENDS AND DISTRIBUTIONS	36

SPE’s Distribution Policy	36
SPE Global’s Distribution Policy	36

TAXATION	36

Taxation of SPE and SPE Global	36
Taxation of Stockholders	37

CUSTODIAN, TRANSFER AGENT AND REGISTRAR	39

DESCRIPTION OF CAPITAL STOCK	39

SPE Global	43
Repurchases of Securities	44
Rights Offerings	44

Certain Corporate Governance Provisions of the Maryland General Corporation Law and the Charter and Bylaws of SPE and SPE Global	45
Vote to Liquidate	46
Indemnification of Directors and Officers	46

FURTHER INFORMATION	46

REQUIRED VOTE FOR PROPOSALS	47

SOLICITATION OF PROXIES	48

GENERAL VOTING INFORMATION	48

BROKER NON-VOTES AND ABSTENTIONS	50

OTHER MATTERS TO COME BEFORE THE MEETING	50

APPENDIX A INVESTMENT RESTRICTIONS	A-1

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Stockholders should read the entire Combined Prospectus/Proxy Statement carefully.

Annual Election of Directors
SPE stockholders are being asked to elect four Directors to the SPE Board, to be elected by the holders of SPE’s common stock and preferred stock, voting together as a single class, and to elect two Directors to the SPE Board, to be elected by the holders of SPE’s preferred stock, voting as a separate class, in each case, to serve until SPE’s next Annual Meeting of Stockholders in 2014 and until their successors have been duly elected and qualified.

The Proposed Transaction
The SPE Board has approved, subject to stockholder approval, the contribution of a portion of SPE’s assets (which is anticipated to consist largely of securities of U.S. closed-end investment companies that invest in private and public companies located outside the U.S., non-U.S. investment companies and other private and public companies located within and outside the U.S. and cash) having a value of approximately $14 million (approximately 10% of SPE’s net assets as of December 31, 2013), to Special Opportunities Global Fund, Inc. (“SPE Global”), a newly formed investment company incorporated in the State of Maryland and wholly-owned by SPE, in exchange for shares of SPE Global Common Stock. All of the shares of SPE Global Common Stock will then be distributed by SPE to its common stockholders at an approximate rate of one (1) share of SPE Global Common Stock for every four (4) shares held of SPE Common Stock. The contribution of such SPE assets to SPE Global and the subsequent distribution of SPE Global’s shares to SPE common stockholders are referred to herein as the “Transaction.” See “The Transaction.” The Transaction may result in a non-taxable return of capital to SPE’s common stockholders and, in certain circumstances, a taxable gain. See “Summary – Material Federal Income Tax Consequences of the Transaction”, Summary – Taxable Distribution”, “The Transaction – Material Federal Income Tax Consequences” and “Taxation” below.

The aggregate net asset value of the SPE Common Stock held by a stockholder immediately prior to the Transaction will decrease by the net asset value of the SPE Global Common Stock that such stockholder receives in the Transaction and the amount of any cash received in lieu of fractional shares.

SPE shall pay the out-of-pocket costs of the Transaction. See “The Transaction – Transaction Expenses.”

Each of SPE and SPE Global are referred to herein as a “Fund,” and together as the “Funds.”

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended SPE investment restriction discussed below.

The Proposed Amendment to the Investment Restriction
The SPE Board has approved, subject to stockholder approval, an amendment to an investment restriction of SPE, which currently states that SPE may not “engage in the business of underwriting securities of other issuers.” The amended restriction states that SPE may not “[u]nderwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund.”

The amended restriction will expressly permit spin-off transactions, such as the Transaction, and will permit the distribution of SPE Global Common Stock without violating the prohibition on SPE underwriting securities of other issuers.

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended investment restriction.

Special Opportunities Global Fund, Inc.
A newly formed investment company organized as a Maryland corporation by SPE and registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified closed-end management investment company.

Comparison of Investment Goals and Policies of SPE and SPE Global
The investment goal of SPE is total return through capital appreciation and current income. SPE is not limited in the amount of its assets that it may invest in securities of companies headquartered outside the United States. SPE invests primarily in securities that its investment adviser, Bulldog Investors, LLC (“Bulldog Investors”), believes have opportunities for appreciation. Under normal market conditions, SPE principally makes investments in closed-end investment companies and the securities of large, mid and small-capitalization companies, including direct and indirect investments in the securities of foreign companies. Equity securities in which SPE may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as American Depositary Receipts (“ADRs”) and International Depositary Receipts (“IDRs”), closed-end investment companies and exchange-traded funds (“ETFs”). SPE may, however, invest a portion of its assets in debt securities or other investment opportunities when SPE’s investment adviser believes that it is appropriate to do so to earn current income. For example, when interest rates are high in comparison to anticipated returns on equity investments, SPE’s investment adviser may determine to invest in debt securities. Debt securities in which SPE may invest include bank, corporate or government bonds, notes, and debentures that SPE’s investment adviser determines are suitable investments for SPE. Such determination may be made regardless of the maturity, duration or rating of any such debt security.

The investment goal of SPE Global is total return through capital appreciation and current income. Under normal market circumstances and in the ordinary course, SPE Global intends to invest at least 80% of its assets in securities of U.S. closed-end investment companies that invest in private and public companies located outside the U.S., non-U.S. investment companies and other private and public companies located within and outside the U.S. From time to time, a substantial portion of SPE Global’s assets may be invested in companies located in a single country. To the extent deemed appropriate by its investment advisor, SPE Global may also invest in U.S. and non-U.S. non-convertible debt.

SPE Global will invest its assets primarily in U.S. and non-U.S securities that Bulldog Investors believes have opportunities for appreciation. Securities in which SPE Global may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs, closed-end investment companies and ETFs. SPE Global may, however, invest a portion of its assets in debt securities or other investment opportunities when SPE Global’s investment adviser believes that it is appropriate to do so to earn current income. For example, when interest rates are high in comparison to anticipated returns on equity investments, SPE Global’s investment adviser may determine to invest in debt securities. Debt securities in which SPE Global may invest include bank, corporate or government bonds, notes, and debentures that SPE Global’s investment adviser determines are suitable investments for SPE Global. Such determination may be made regardless of the maturity, duration or rating of any such debt security.

After the first two years of operation and annually thereafter, the stockholders of SPE Global shall be afforded the opportunity to vote on whether to continue SPE Global; provided, however, that such vote will only be required if, during any three (3) month period during the year in which such vote shall take place, the SPE Global Common Stock trades at an average discount to net asset value (“NAV”) of 5% or more based upon the weekly closing price and NAV. In the event that stockholders vote to discontinue, SPE Global will be wound up and liquidated in accordance with its articles of incorporation.

Investment Adviser to SPE Global; Advisory Fees
Bulldog Investors, the investment adviser to SPE, will also serve as investment adviser to SPE Global.

SPE pays Bulldog Investors an advisory fee consisting of a monthly fee at an annual rate of 1.00% of the value of SPE’s average weekly total assets, including any assets attributable to leverage, for the investment management and research services provided.

The advisory fee structure for SPE Global will be different from SPE. SPE Global will pay Bulldog Investors an advisory fee consisting of a monthly fee at an annual rate of 1.25% of the value of SPE Global’s average weekly total assets, including any assets attributable to leverage, for the investment management and research services provided.

See “Investment Advisory Services Provided by Bulldog Investors.”

Exchange Listing
It is expected that the SPE Global Common Stock will be listed on the NYSE following a rights offering to be conducted shortly after the Transaction is consummated.  To the extent that SPE Global does not satisfy the minimum listing requirements of the NYSE, the SPE Global Board will consider other listing alternatives.

Material Federal Income Tax Consequences of the Transaction
Provided that SPE, as is expected, does not contribute securities with significant unrealized appreciation to SPE Global, the Transaction is not currently expected to increase significantly the total amount of taxable distributions received by the SPE stockholders for the year ending December 31, 2014, and is not expected to result in the recognition of significant taxable gain by SPE.

An amount equal to the fair market value of the SPE Global Common Stock distributed to a SPE common stockholder plus the amount of any cash in lieu of fractional shares of SPE Global Common Stock distributed to a SPE common stockholder (but no greater sum) will be treated as a dividend up to the amount of SPE Global’s current and accumulated earnings and profits that is allocated to the distribution and will be taxable to the SPE common stockholder as a distribution of ordinary income, long-term capital gain or a combination of both. To the extent that the fair market value of the SPE Global Common Stock and cash exceeds the amount of earnings and profits allocated to such distribution, the excess (if any) will first be treated as a non-taxable return of capital, reducing the SPE common stockholder’s tax basis in its SPE Common Stock; and, to the extent that the fair market value of the SPE Global Common Stock and cash then remaining exceeds the SPE common stockholder’s basis in its SPE Common Stock, such excess (if any) will be taxable as gain realized from a deemed sale of SPE Common Stock. Each SPE common stockholder will take a fair market value tax basis in the SPE Global Common Stock received and will have a holding period for the SPE Global Common Stock that begins on the day following the date of the distribution. In addition to the other information necessary to file tax returns, SPE will provide common stockholders with information on the amount of the distribution to be treated as ordinary income, long-term capital gain or a combination of both. SPE Global has received an opinion of special tax counsel to the effect that the foregoing discussion accurately summarizes the material federal income tax consequences of the Transaction. The foregoing summary is subject to and qualified in its entirety by the discussion in “The Transaction – Material Federal Income Tax Consequences” and “Taxation” below.

Distribution Policies of SPE and SPE Global
SPE makes annual distributions to its stockholders of at least 90% of its ordinary income and short-term capital gains. SPE will distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of the Fund’s capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year, in order to avoid excise taxes imposed on registered investment companies that do not make these distributions. In addition, although SPE currently intends to distribute net realized long-term capital gains at least annually, SPE may in the future decide to retain such capital gains for investment in accordance with its investment objective. No stockholder should assume that there will be a distribution.

SPE Global plans to adopt a similar distribution policy as SPE, pursuant to which distributions of any net investment income and net realized capital gains on an annual basis beginning at year-end 2014.  See “Dividends, Distributions and Reinvestment Plan.”

Manner of Effecting the Distribution
The SPE Board is expected to authorize and cause SPE to declare a distribution (the “Distribution”) of all the outstanding SPE Global Common Stock payable to the holders of record of SPE Common Stock as of the close of business on a date (the “Distribution Record Date”) to be determined, together with the payable date for the Distribution (the “Distribution Date”), by SPE’s Board promptly following stockholder approval of the Transaction. On or about the Distribution Date, SPE will contribute a portion of its assets (which is anticipated to consist largely of securities of U.S. closed-end investment companies that invest in private and public companies located outside the U.S., non-U.S. investment companies and other private and public companies located within and outside the U.S. and cash) having a value of approximately $14 million to SPE Global.

SPE will effect the Distribution on the Distribution Date by providing for the delivery of SPE Global Common Stock to American Stock Transfer & Trust Company (the “Distribution Agent”) for distribution to holders of record of SPE Common Stock as of the close of business on the Distribution Record Date. The Distribution will be made at an approximate rate of one (1) share of SPE Global Common Stock for every four (4) shares of SPE Common Stock outstanding on the Distribution Record Date. All such shares of SPE Global Common Stock will be fully paid and non-assessable. Commencing on or about the Distribution Date, SPE Global Common Stock will be credited in book-entry form to accounts registered directly with the transfer agent, with a confirmation statement mailed to stockholders. Stockholders will not receive share certificates.

No fractional shares of SPE Global Common Stock will be issued as part of the Distribution. The Distribution Agent will aggregate the fractional shares to which holders of SPE Common Stock would otherwise be entitled and attempt to sell them in the open market at then prevailing prices on behalf of such holders, and such holders will receive instead a cash payment in the amount of their pro rata share of the total sales proceeds. The shares may be sold by the Distribution Agent at a discount or a premium to net asset value; therefore, a stockholder may receive less or more than the net asset value for any such fractional shares. Thus, a person who holds a number of shares of SPE Common Stock that is not an even multiple of four (4) will receive the appropriate number of SPE

Global Common Stock and a check for his or her pro rata share of the proceeds from sales of fractional share interests. A holder of fewer than four (4) shares of SPE Common Stock will receive no SPE Global Common Stock in the Distribution but will be entitled only to his or her pro rata share of the proceeds from sales of fractional share interests.

No holder of SPE Common Stock will be required to pay any cash or other consideration for the SPE Global Common Stock received in the Distribution or to surrender or exchange shares of SPE Common Stock in order to receive shares of SPE Global Common Stock. The Distribution will not affect the number of, or the rights attaching to, outstanding shares of SPE Common Stock. See “The Transaction – Manner of Effecting the Distribution.”

Shares of SPE Global Common Stock distributed in connection with the Distribution will be freely transferable except for shares received by persons who may be deemed to be “affiliates” of SPE Global under the Securities Act of 1933, as amended (the “1933 Act”). See “The Transaction – Manner of Effecting the Distribution.”

We expect that the Commission will issue an exemptive order in connection with the Transaction.

Preferred Stockholders
Unless SPE’s preferred stockholders elect to convert their shares of Preferred Stock into shares of SPE Common Stock prior to the Distribution Record Date, the preferred stockholders will not receive any shares of SPE Global in connection with the Transaction.

As a result of the Transaction, the net asset value of SPE will decrease by approximately 10%, which will increase the conversion ratio for SPE’s preferred stock. See “The Transaction – Manner of Effecting the Distribution.”

Special Considerations and Charter Provisions
As stockholders of a closed-end fund, SPE Global stockholders will not have the right to redeem their shares. However, after such time as the SPE Global Common Stock is listed on the NYSE or another national securities exchange, shares of SPE Global Common Stock will be freely transferable, except for shares received by persons who may be deemed to be “affiliates” of SPE Global under the 1933 Act, and stockholders desiring liquidity may, subject to applicable securities laws, trade their shares on the NYSE or other markets on which the shares may trade at the then current market value. It is expected that the SPE Global Common Stock will be listed on the NYSE following a rights offering to be conducted shortly after the Transaction is consummated.  To the extent that SPE Global does not satisfy the minimum listing requirements of the NYSE, the SPE Global Board will consider other listing alternatives.

Because SPE Global has no outstanding preferred stock, all 6 of its directors (the “SPE Global Board”) will be elected by the holders of SPE Global Common Stock. Vacancies on the SPE Global Board may be filled by a majority of the remaining Directors. In addition, SPE Global’s bylaws permit stockholders to call a special meeting of stockholders only if certain procedural requirements are met and the request is made by stockholders entitled to cast at least a majority of the votes entitled to be cast at such a meeting. These provisions may have the effect of maintaining the continuity of management and thus may make it more difficult for SPE Global’s stockholders to change the majority of Directors. The initial Directors of the SPE Global Board will be the same Directors as currently serve on the SPE Board, and such Directors shall serve in such capacity until such time as their successors are duly elected at the next annual meeting of stockholders in 2014. See “Description of Capital Stock — Certain Corporate Governance Provisions.”

In addition, certain provisions of SPE Global’s articles of incorporation (the “SPE Global

Charter”) and bylaws and of the Maryland General Corporation Law could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise.  These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the SPE Global Board.  We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

The provisions described above may be regarded as “anti-takeover” provisions. These provisions may have the effect of depriving common stockholders of SPE Global of an opportunity to sell their shares at a premium to the prevailing market price. See “Description of Capital Stock – Certain Corporate Governance Provisions.”

Taxable Distribution
The Transaction is not currently expected to increase significantly the total amount of taxable distributions received by SPE common stockholders for this year, provided that SPE, as it expects, does not contribute securities with significant net unrealized appreciation to SPE Global in exchange for SPE Global Common Stock.  In the event that SPE does contribute securities with significant net unrealized appreciation, the Transaction could result in the recognition of significant taxable gain by SPE and could increase significantly the total amount of taxable distributions received by the SPE stockholders for this year.  See “Summary – Material Federal Income Tax Consequences of the Transaction” and “The Transaction – Material Federal Income Tax Consequences.”

Costs Associated with Sales of SPE Global Common Stock	If a SPE common stockholder sells the SPE Global Common Stock that he or she receives, the stockholder may incur brokerage commissions and the sale may constitute a taxable event for the stockholder.
Discount to Net Asset Value
Shares of closed-end investment companies often trade at a discount from net asset value.  This characteristic of shares of a closed-end investment company is a risk separate and distinct from the risk that SPE Global’s net asset value may decrease.  SPE cannot predict whether SPE Global’s shares will trade at, below or above net asset value.  The risk of holding shares of closed-end investment companies that might trade at a discount to net asset value is more pronounced for stockholders who wish to sell their shares in a relatively short period of time after completion of the Distribution.  For those stockholders, realization of a gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.  See “Investment Goals and Policies of SPE and SPE Global.”

Foreign Securities
SPE Global intends to invest to a greater extent than SPE, whether directly or indirectly, in foreign securities. Investing in securities of foreign companies, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause SPE Global to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.  See “Investment Goals and Policies of SPE and SPE Global – Risk Factors – SPE and SPE Global – Foreign Investments.”

Use of Leverage
As provided in the 1940 Act and subject to certain exceptions, each of SPE and SPE Global may issue debt or preferred stock so long as such Fund’s total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred stock and debt outstanding.  In accordance with Commission staff guidelines, each Fund may also issue convertible preferred stock, which may permit each Fund to obtain leverage at attractive rates.  The use of leverage may magnify the impact on common stockholders of changes in net asset value and the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to such common stockholders.  In addition, a Fund may be required to sell investments in order to meet interest or dividend payments on the debt or preferred shares when it may be disadvantageous to do so.

SPE has issued and outstanding shares of shares of 3.00% convertible preferred stock, Series A, par value $0.001 per share (“SPE Preferred Stock”). SPE’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the NAV of SPE and the asset coverage. Such volatility may increase the likelihood of SPE’s having to sell investments in order to meet dividend payments on the SPE Preferred Stock, or to redeem SPE Preferred Stock, when it may be disadvantageous to do so. Also, when SPE is using leverage, a decline in NAV could affect the ability of SPE to make common stock distribution payments, and such a failure to make distributions could result in SPE’s ceasing to qualify as a regulated investment company under the Code.  See “Investment Goals and Policies of SPE and SPE Global – Risk Factors” and “Appendix A – Investment Restrictions.”

Principal Investment Risks
Because of their similar investment policies, many of the risks associated with an investment in SPE Global are substantially similar to those associated with an investment in SPE. Such investment risks for both Funds include market risk, selection risk, the risks of investing in smaller capitalization companies, the market price of shares, leverage and borrowing risk, and foreign investments. As noted above, SPE Global intends to invest to a greater extent than SPE in foreign securities.

You will find descriptions of specific risks in “Investment Goals and Policies of SPE and SPE Global – Risk Factors.”

Future Rights Offering
Shortly after the Transaction is consummated, SPE Global intends to issue to holders of SPE Global Common Stock rights to purchase additional shares of SPE Global Common Stock at a price to be determined at a later date. This rights offering is intended to increase the assets of SPE Global and offer SPE Global shareholders more flexibility in their investments. Additionally, the rights offering is intended to result in the satisfaction of the NYSE listing standards and to ensure that SPE Global has sufficient assets to conduct its investment program while maintaining an expense ratio that is competitive with those of other global total return funds.

TABLE OF FEES AND EXPENSES

	SPE	SPE Global(1)
Annual Expenses (as a percentage of net assets)
Management Fees	1.00%	1.25%
Interest Payments on Borrowed Funds	0.84%	-
Other Expenses	0.79%	1.11%
Total Annual Operating Expenses	1.79	2.36%

(1)	The percentages in the above table expressing annual fund operating expenses are estimated amounts for SPE Global’s first full fiscal year assuming an asset level of $50 million.
(2)
SPE’s Total Annual Operating Expenses as shown above may differ from the expense ratio in SPE’s Financial Highlights because the highlights include only SPE’s actual direct operating expenses and do not reflect the estimated amount set forth above for “Interest Payments on Borrowed Funds.”

EXAMPLE:

The following examples illustrate the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in each of SPE and SPE Global. These amounts are based upon payment by each of SPE and SPE Global of expenses at levels set forth in the above table.

You would pay the following expenses on a $10,000 investment, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
SPE Common Stock	$182	$563	$970	$2,105
SPE Global Common Stock	$239	$736	$1,260	$2,696

The foregoing table is to assist you in understanding the various costs and expenses that an investor in each of SPE and SPE Global would bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of SPE Common Stock or SPE Global Common Stock. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example.

SPE Global is a newly-formed entity with no operating history. As such, expenses are estimated based on an anticipated size of SPE Global of $50 million.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

The following unaudited pro forma statement of assets and liabilities of SPE and SPE Global assumes that the Distribution occurred as of [November 30], 2013, that the spin-off was at a rate of one share of SPE Global Common Stock for every four (4) shares of SPE Common Stock resulting in [1,765,478] shares of SPE Global Stock outstanding and that the assets contributed to SPE Global were valued at cost.

	As of [November 30], 2013
		Pro Forma	Pro Forma
	SPE	SPE	SPE Global
Assets
Investments, at value	$180,817,011
Cash and other assets	$2,309,833
Total Assets	$183,126,844
Liabilities
3.00% Convertible Preferred Stock	$37,454,300

Other Liabilities	$1,129,835
Total Liabilities	$38,584,135

Net Assets	$144,542,709	$	$
Net Assets Consist of:

Paid in capital, at $0.001 par value	$110,784,145
Accumulated net investment income	$6,553,204
Accumulated distributions in excess of net	-
investment income	$0
Accumulated net realized gain on	-
investments and foreign currency	$8,418,119
transactions
Net unrealized appreciation on investments	$18,787,240
Unallocated distributions	$0
Total Net Assets	$144,542,708	$	$
Net Asset Value Per Share	$20.47	$	$

Set forth below is information with respect to SPE Common Stock, SPE Preferred Stock, SPE Global Common Stock following the Distribution. The following table assumes that the Distribution will be based on the [7,061,913] shares of SPE Common Stock outstanding as of [November 30], 2013.

	Amount Authorized	Amount Held by Company or for its Own Account	Amount Outstanding
SPE Common Stock	199,995,800	13,818,496	[7,061,913]
SPE Preferred Stock	749,086	0	748,486
SPE Global Common Stock	200,000,000	0	[1,765,478]

PROPOSAL 1

1.
(A)          TO ELECT FOUR DIRECTORS TO THE SPE BOARD, TO BE ELECTED BY THE HOLDERS OF SPE’S COMMON STOCK AND PREFERRED STOCK, VOTING TOGETHER AS A SINGLE CLASS, TO SERVE UNTIL SPE’S NEXT ANNUAL MEETING OF STOCKHOLDERS IN 2014 AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED; AND

(B)           TO ELECT TWO DIRECTORS TO THE SPE BOARD, TO BE ELECTED BY THE HOLDERS OF SPE’S PREFERRED STOCK, VOTING AS A SEPARATE CLASS, TO SERVE UNTIL SPE’S NEXT ANNUAL MEETING OF STOCKHOLDERS IN 2014 AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED (COLLECTIVELY, “PROPOSAL 1”);

Proposal 1(a).  Proposal 1(a) relates to the election of four Directors to SPE’s Board of Directors, which Directors are to be elected by the holders of SPE’s common stock (the “Common Stockholders”) and preferred stock (the “Preferred Stockholders”), voting together as a single class.  The Board of Directors has nominated James Chadwick, Andrew Dakos, Gerald Hellerman and Charles Walden to be elected by the Common Stockholders.  Each of Messrs. Chadwick, Dakos, Hellerman and Walden currently serves on the Board of Directors.

In the event that one or all of the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors.  Each of Messrs. Chadwick, Dakos, Hellerman and Walden shall be elected by a plurality of the shares of common stock and preferred stock voting at the Annual Meeting.

At the Annual Meeting, the Common Stockholders and the Preferred Stockholders will be asked to vote for the election of Messrs. Chadwick, Dakos, Hellerman and Walden.  If elected, Messrs. Chadwick, Dakos, Hellerman and Walden will each serve until SPE’s next Annual Meeting of Stockholders in 2014 or thereafter until each of their respective successors are duly elected and qualified.  If elected, Messrs. Chadwick, Dakos, Hellerman and Walden have each consented to serve as Director until his successor is duly elected and qualified.

The persons named in the accompanying forms of proxy intend to vote at the Annual Meeting (unless directed not to vote) “FOR” the election of Messrs. Chadwick, Dakos, Hellerman and Walden.  The nominees named above have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees will become unavailable for election as Directors; however, if Messrs. Chadwick, Dakos, Hellerman and Walden should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the accompanying forms of proxy in accordance with their judgment.

Required Vote.  Messrs. Chadwick, Dakos, Hellerman and Walden must each be elected by a plurality (i.e., a simple majority of the votes cast at the Annual Meeting) of the votes cast by the Common Stockholders and Preferred Stockholders, voting together as a single class, present in person or represented by proxy at the Annual Meeting, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for each Director.

Proposal 1(b).  Proposal 1(b) relates to the election of two Directors to SPE’s Board of Directors, which Directors are to be elected by the Preferred Stockholders, voting as a separate class.  The Board of Directors has nominated Phillip Goldstein and Ben Harris to be elected by the Preferred Stockholders.  Each of Messrs. Goldstein and Harris currently serves on the Board of Directors.

In the event that one or both of the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors.  Each of Messrs. Goldstein and Harris shall be elected by a plurality of the shares of preferred stock voting at the Annual Meeting.

At the Annual Meeting, the Preferred Stockholders will be asked to vote for the election of Messrs. Goldstein and Harris.  If elected, Messrs. Goldstein and Harris will each serve until SPE’s next Annual Meeting of Stockholders in 2014 or thereafter until each of their respective successors are duly elected and qualified.  If elected,

Messrs. Goldstein and Harris have each consented to serve as Director until his successor is duly elected and qualified.

The persons named in the accompanying forms of proxy intend to vote at the Annual Meeting (unless directed not to vote) “FOR” the election of Messrs. Goldstein and Harris.  The nominees named above have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees will become unavailable for election as Directors; however, if Messrs. Goldstein and Harris should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the accompanying forms of proxy in accordance with their judgment.

Required Vote.  Messrs. Goldstein and Harris must each be elected by a plurality (i.e., a simple majority of the votes cast at the Annual Meeting) of the votes cast by the holders of shares of SPE’s common stock, present in person or represented by proxy at the Annual Meeting, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for each Director.

PROPOSAL 2

TO APPROVE THE CONTRIBUTION OF A PORTION OF SPE’S ASSETS (WHICH IS ANTICIPATED TO CONSIST LARGELY OF SECURITIES OF U.S. CLOSED-END INVESTMENT COMPANIES THAT INVEST IN PRIVATE AND PUBLIC COMPANIES LOCATED OUTSIDE THE U.S., NON-U.S. INVESTMENT COMPANIES AND OTHER PRIVATE AND PUBLIC COMPANIES LOCATED WITHIN AND OUTSIDE THE U.S. AND CASH) HAVING A VALUE OF APPROXIMATELY $14 MILLION (APPROXIMATELY 10% OF SPE’S NET ASSETS AS OF DECEMBER 31, 2013), TO A NEWLY-ORGANIZED, DIVERSIFIED, CLOSED-END MANAGEMENT INVESTMENT COMPANY, SPE GLOBAL, AND TO DISTRIBUTE TO COMMON STOCKHOLDERS OF SPE, SHARES OF SPE GLOBAL COMMON STOCK.

THE TRANSACTION

Background

Special Opportunities Fund, Inc., a Maryland corporation, was incorporated on February 13, 1993 and commenced investment operations on June 7, 1993, and is registered under the 1940 Act as a closed-end diversified management investment company.  In 2009, a new Board of Directors was elected, the Fund’s investment adviser was replaced and SPE’s principal investment objective was changed from providing tax free income to providing total return. SPE’s investment goal is total return through capital appreciation and current income. Our common stock is listed and trades on the NYSE under the trading symbol “SPE.”  On April 21, 2010, SPE’s symbol changed from “PIF” to “SPE.”  As of December 31, 2013, SPE’s net assets approximated $[·], and its total assets, including amounts attributed to borrowings, approximated $[·].

The SPE Board has determined that an investment in U.S. closed-end investment funds that invest in foreign securities and other foreign securities could provide attractive opportunities for capital growth as well as the benefits of geographic diversification. The SPE Board has determined that the Transaction will provide SPE common stockholders with a new closed-end fund that will invest a greater percentage of its assets, directly and indirectly, in foreign securities than SPE in order to take advantage of these potential opportunities.

The SPE Board believes the proposed Transaction is in the best interests of SPE and its stockholders.

Description of the Transaction

In order to provide SPE common stockholders additional opportunities for capital growth from their investments, the SPE Board has approved, subject to stockholder approval, the contribution of a portion of SPE’s net assets having a value of approximately $14 million (approximately 10% of SPE’s net assets as of December 31,

2013) to SPE Global, a newly-formed closed-end diversified management investment company incorporated in Maryland and wholly owned by SPE. It is anticipated that the contributed assets will consist largely of securities of U.S. closed-end investment companies that invest in private and public companies located outside the U.S., non-U.S. investment companies and other private and public companies located within and outside the U.S. and cash. All the SPE Global Common Stock will then be distributed by SPE to its common stockholders at an approximate rate of one (1) share of SPE Global Common Stock for every four (4) shares held of SPE Common Stock. If the Transaction proceeds as anticipated, it is expected to primarily involve a non-taxable return of capital to SPE common stockholders. See “– Material Federal Income Tax Consequences” and “Taxation” for a more detailed explanation of the possible federal income tax consequences of the Transaction.

We expect that the Commission will issue an exemptive order in connection with the Transaction.

The investment goal of SPE is total return through capital appreciation and current income. SPE is not limited in the amount of its assets that it may invest in securities of companies headquartered outside the United States. SPE invests primarily in securities Bulldog Investors believes have opportunities for appreciation.

The investment goal of SPE Global is total return through capital appreciation and current income. Under normal market circumstances and in the ordinary course, SPE Global intends to invest at least 80% of its assets in securities of U.S. closed-end investment companies that invest in private and public companies located outside the U.S., non-U.S. investment companies and other private and public companies located within and outside the U.S. From time to time, a substantial portion of SPE Global’s assets may be invested in companies located in a single country. To the extent deemed appropriate by its investment adviser, SPE Global may also invest in U.S. and non-U.S. non-convertible debt.

SPE Global will invest its assets primarily in securities that Bulldog Investors believes have opportunities for appreciation. Securities in which SPE Global may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs, closed-end investment companies and ETFs. SPE Global may, however, invest a portion of its assets in debt securities or other investment opportunities when SPE Global’s investment adviser believes that it is appropriate to do so to earn current income. For example, when interest rates are high in comparison to anticipated returns on equity investments, SPE Global’s investment adviser may determine to invest in debt securities. Debt securities in which SPE Global may invest include bank, corporate or government bonds, notes, and debentures that SPE Global’s investment adviser determines are suitable investments for SPE Global. Such determination may be made regardless of the maturity, duration or rating of any such debt security.

The opportunity to invest fund assets, directly and indirectly, in foreign securities that the Transaction will provide will be greater than available in SPE as currently structured. As a result, SPE Global over time may be expected to experience different investment results from SPE. Bulldog Investors expects that the assets contributed to SPE Global will be invested in accordance with SPE Global’s investment objective and policies within three months after the completion of the Transaction.

SPE Global is being registered under the 1940 Act as a diversified, closed-end investment company, and Bulldog Investors, the investment adviser to SPE, will also serve as investment adviser to SPE Global. SPE pays Bulldog Investors an advisory fee consisting of a monthly fee at an annual rate of 1.00% of the value of the Fund’s average weekly total assets, including any assets attributable to leverage, for the investment management and research services provided. The advisory fee structure for SPE Global will be different from SPE. SPE Global will pay Bulldog Investors an advisory fee consisting of a monthly fee at an annual rate of 1.25% of the value of SPE Global’s average weekly total assets, including any assets attributable to leverage, for the investment management and research services provided. Contributing to a potentially higher advisory fee for SPE Global is SPE Global’s focus on non-U.S. securities, which is expected to be more labor intensive and time consuming than providing investment advisory services to a fund that invests primarily in U.S. securities. See “Investment Advisory Services Provided by Bulldog Investors” below and “Investment Advisory and Other Services” in the SAI. It is expected that the SPE Global Common Stock will be listed on the NYSE following a rights offering to be conducted shortly after the Transaction is consummated.  To the extent that SPE Global does not satisfy the minimum listing requirements of the NYSE, the SPE Global Board will consider other listing alternatives. The Distribution Record Date and the

Distribution Date will be determined by the SPE Board following stockholder approval of the Transaction. The investment goal and policies and other matters relating to SPE Global’s structure are described below. See “Investment Goals and Policies of SPE and SPE Global.”

The SPE Board believes that the Transaction will result in the following benefits to SPE common stockholders:

1. The common stockholders will receive shares of an investment company with a different risk-return profile from SPE, thereby providing common stockholders with the following alternatives: (a) retaining their shares in both SPE and SPE Global; (b) selling their SPE Global shares and retaining their SPE shares; or (c) selling their SPE shares and retaining their SPE Global shares. As a consequence, SPE’s common stockholders may more closely align their investment portfolio with their desired exposure to different segments of the equity market. If a stockholder sells his or her shares of either SPE Common Stock or SPE Global Common Stock, the stockholder can be expected to incur brokerage commissions and such sale may constitute a taxable event for the stockholder.

2. SPE Global Common Stock will be issued at a much lower transaction cost to investors than is typically the case for a newly-organized closed-end equity fund since there will be no underwriting discounts or commissions. The Transaction will not result in an increase in the aggregate net assets of SPE and SPE Global. SPE will pay the out-of-pocket costs of the Transaction. See “—Transaction Expenses” below.

3. As a globally diversified fund, SPE Global will afford common stockholders the opportunity to seek the capital growth opportunities presented by closed-end investment funds that invest in foreign companies and other foreign securities exposure. Under normal market circumstances and in the ordinary course, SPE Global intends to invest at least 80% of its assets in securities of U.S. closed-end investment companies that invest in private and public companies located outside the U.S., non-U.S. investment companies and other private and public companies located within and outside the U.S. Of course, as a consequence of its global diversification policy, SPE Global’s investments may be subject to a variety of significant risks, such as that many foreign governments do not regulate stock exchanges to the same extent as does the United States government, foreign currency fluctuations could impact the value of assets, and clearance procedures may result in delayed payment when assets are sold.

The SPE Board determined not to change the non-fundamental investment restrictions of SPE in a manner that would transform SPE into a global fund because, in their view, many SPE investors likely wish to retain their investment in a closed-end fund that invests primarily in U.S. closed-end investment funds and U.S. securities.

The SPE Board believes that the benefits of the Transaction outlined above outweigh the costs of the Transaction. For a description of the costs and expenses relating to the Transaction, see “—Transaction Expenses” below.

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended SPE investment restriction discussed in “Proposal 3” below.

Material Federal Income Tax Consequences.

The following discussion should be read in conjunction with the discussion in “Taxation” below and is subject to and qualified in its entirety by that discussion.

SPE will contribute cash and securities to SPE Global in exchange for SPE Global Common Stock. Such contribution should not be a taxable event to either SPE or SPE Global, but the subsequent distribution of SPE Global Common Stock to holders of SPE Common Stock may be a taxable event to SPE and its stockholders as noted below.

SPE does not expect that any significant amount of net unrealized appreciation will exist in the securities transferred to SPE Global. Accordingly, the Transaction is not expected to result in the recognition of significant taxable gain by SPE and, except as noted below, is not expected to increase significantly the total amount of taxable distributions received by SPE common stockholders for this year. In addition, the SPE Board has considered the tax consequences of the Transaction to its stockholders and has determined that the benefits of the Transaction outweigh any adverse tax consequences.

An amount equal to the fair market value of the SPE Global Common Stock distributed to a SPE common stockholder plus the amount of any cash in lieu of fractional shares of SPE Global Common Stock distributed to a SPE common stockholder (but no greater sum) will be treated as a dividend up to the amount of SPE Global’s current and accumulated earnings and profits that is allocated to the distribution and will be taxable to the SPE common stockholder as a distribution of ordinary income, long-term capital gain or a combination of both. To the extent that the fair market value of the SPE Global Common Stock and cash exceeds the amount of earnings and profits allocated to such distribution, the excess (if any) will first be treated as a non-taxable return of capital, reducing the SPE common stockholder’s tax basis in its SPE Common Stock and to the extent that the fair market value of the SPE Global Common Stock and cash then remaining exceeds the SPE common stockholder’s basis in its SPE Common Stock, such excess (if any) will be taxable as gain realized from a deemed sale of SPE Common Stock. Each stockholder will take a fair market value tax basis in SPE Global Common Stock received and will have a holding period for the SPE Global Common Stock that begins on the day following the Distribution Date. In addition to the other information necessary to file tax returns, SPE will provide stockholders with information on the amount of the distribution to be treated as ordinary income, long-term capital gain or a combination of both.

SPE Global has received an opinion of counsel to the effect that the foregoing discussion accurately summarizes the material federal income tax consequences of the Transaction.

Exchange Listing

It is expected that the SPE Global Common Stock will be listed on the NYSE under the symbol “[●]” following a rights offering to be conducted shortly after the Transaction is consummated.  To the extent that SPE Global does not satisfy the minimum listing requirements of the NYSE, the SPE Global Board will consider other listing alternatives.

Transaction Expenses

The costs of organizing SPE Global and effecting the distribution of SPE Global Common Stock to SPE’s common stockholders, including the fees and expenses of counsel and accountants and printing, listing and registration fees, together with the costs of soliciting SPE stockholders’ approval of the Transaction and the costs incurred in connection with seeking an exemptive order from the Commission relating to the Transaction, are estimated to be approximately $[500,000] and will be borne by SPE. In addition, SPE Global will incur operating expenses on an ongoing basis, including investment advisory, legal, auditing, transfer agency and custodian expenses that, when aggregated with the fees payable by SPE for similar services after the distribution, will likely exceed the fees currently payable by SPE for those services. SPE’s total annual expenses as a percentage of its net assets may increase after the completion of the Transaction because SPE will have a smaller asset base over which it may spread expenses going forward. The total operating expense ratio of SPE Global is expected to be higher than the total operating expense ratio of SPE due to the different asset levels of the Funds and due to the fact that custodial fees and other fixed fees are generally higher for funds primarily investing (directly and indirectly) in foreign securities.

Manner of Effecting the Distribution

If the Transaction is approved by the stockholders of SPE and all other conditions thereto are satisfied, the SPE Board is expected to authorize and cause SPE to declare the Distribution of all the outstanding SPE Global Common Stock, payable on the Distribution Date to the holders of record of SPE Common Stock as of the close of business on the Distribution Record Date. The Distribution Record Date and the Distribution Date will be determined by the SPE Board promptly following stockholder approval of the Transaction.

SPE will effect the Distribution on the Distribution Date by providing for the delivery of SPE Global Common Stock to the Distribution Agent for distribution to holders of record of SPE Common Stock as of the close of business on the Distribution Record Date. The Distribution will be made at an approximate rate of one (1) share of SPE Global Common Stock for every four (4) shares of SPE Common Stock outstanding on the Distribution Record Date. All such SPE Global Common Stock will be fully paid and nonassessable. The holders of SPE Global Common Stock will have no preemptive rights to subscribe for additional SPE Global Common Stock or other securities of SPE Global. See “Description of Capital Stock — SPE Global.” Commencing on or about the Distribution Date, SPE Global Common Stock will be credited in book-entry form to accounts registered directly with the transfer agent, with a confirmation statement mailed to stockholders. Stockholders will not receive share certificates.

No fractional shares of SPE Global Common Stock will be issued as part of the Distribution. The Distribution Agent will aggregate the fractional shares to which holders of SPE Common Stock would otherwise be entitled and attempt to sell them in the open market at then prevailing prices on behalf of such holders, and such holders will receive instead a cash payment in the amount of their pro rata share of the total sales proceeds. Thus, a person who holds a number of shares of SPE Common Stock that is not an even multiple of  four (4) will receive the appropriate number of SPE Global Common Stock and a check for his or her pro rata share of the proceeds from sales of fractional share interests. A holder of fewer than four (4) shares of SPE Common Stock will receive no SPE Global Common Stock in the Distribution but will be entitled only to his or her pro rata share of the proceeds from sales of fractional share interests. Sales of fractional SPE Global Common Stock are expected to be made as soon as practicable after the Distribution Date and checks representing proceeds of fractional share sales of SPE Global Common Stock will be mailed shortly thereafter. SPE will bear the cost of commissions incurred in connection with such sales.

No holder of SPE Common Stock will be required to pay to SPE any cash or other consideration for SPE Global Common Stock received in the Distribution or to surrender or exchange shares of SPE Common Stock in order to receive SPE Global Common Stock. The Distribution will not affect the number of, nor the rights attaching to, outstanding shares of SPE Common Stock nor will it have any impact on the SPE Preferred Stock or the SPE Preferred Stockholders except as set forth below.

Unless SPE’s preferred stockholders elect to convert their shares of Preferred Stock into shares of SPE Common Stock prior to the Distribution Record Date, the preferred stockholders will not receive any shares of SPE Global in connection with the Transaction. As a result of the Transaction, the net asset value of SPE will decrease by approximately 10%, which will increase the conversion ratio for SPE’s preferred stock. More specifically, the conversion ratio as of December 31, 2013 is [●] and, following the contribution of approximately $14 million of SPE’s assets to SPE Global (approximately 10% of SPE’s current net assets), the conversion ratio shall be approximately [●].

After such time as the SPE Global Common Stock is listed on the NYSE or another national securities exchange, shares of SPE Global Common Stock distributed in connection with the Distribution will be freely transferable, except for shares received by persons who may be deemed to be “affiliates” of SPE Global under the 1933 Act. Persons who may be deemed to be “affiliates” of SPE Global after the Distribution generally include individuals or entities that control, are controlled by or are under common control with SPE Global, and may include certain officers and directors of SPE Global as well as principal stockholders of SPE Global. Persons who are affiliates of SPE Global will be permitted to sell their SPE Global Common Stock only pursuant to an effective registration statement under the 1933 Act or an exemption from the registration requirements of the 1933 Act, such as the exemptions afforded by Section 4(2) of the 1933 Act and Rule 144 thereunder.

Costs Associated with Sales of SPE Global Common Stock

If a SPE common stockholder sells SPE Global Common Stock that he or she receives in the Distribution, the stockholder may incur brokerage commissions and the sale will constitute a taxable event, which may generate gain or loss, for the stockholder. Although it is anticipated that SPE Global Common Stock will be listed on the NYSE, SPE Global is newly organized and has no operating history or history of public trading. There can be no assurance that SPE Global will meet the minimum listing requirement of the NYSE or any other national securities exchange and, even in the event that listing requirements are met, there can be no assurance as to the depth and liquidity of the market that may develop for SPE Global Common Stock.

Allocation of Investment Opportunities

After the Distribution, SPE and SPE Global and other clients of the Bulldog Investors or its affiliates may purchase or sell the same securities. Bulldog Investors follows a policy of allocating purchases and sales of the same security among SPE and other managed accounts and private investment funds in a manner deemed fair and equitable to all accounts. See “Portfolio Transactions” in the section entitled “Additional Information” in the SAI.

PROPOSAL 3

TO APPROVE AMENDING AN INVESTMENT RESTRICTION OF SPE, WHICH CURRENTLY PROHIBITS UNDERWRITING THE SECURITIES OF OTHER ISSUERS. THE AMENDED RESTRICTION WILL ALLOW SPE TO ACT AS AN UNDERWRITER, AS DEFINED UNDER THE SECURITIES ACT OF 1933, IN THE LIMITED CIRCUMSTANCES OF SELLING PORTFOLIO SECURITIES AND IN CONNECTION WITH MERGERS, ACQUISITIONS, SPIN-OFF TRANSACTIONS (SUCH AS THE TRANSACTION) AND OTHER REORGANIZATION TRANSACTIONS INVOLVING SPE. THIS PROPOSAL WILL FACILITATE THE TRANSACTION BY CLEARLY PROVIDING THAT THE TRANSACTION DOES NOT VIOLATE THE INVESTMENT RESTRICTIONS OF SPE.

Description of the Amendment

The SPE Board has approved, subject to stockholder approval, an amendment to an investment restriction of the SPE, which currently states that SPE may not “engage in the business of underwriting securities of other issuers.” The amended investment restriction will state that SPE may not “[u]nderwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund.”

The amended restriction will expressly permit spin-off transactions, such as the Transaction, and will permit the distribution of SPE Global Common Stock without violating the prohibition on SPE underwriting securities of other issuers.

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended investment restriction.

PROPOSAL 4

TO INSTRUCT BULLDOG INVESTORS, THE INVESTMENT ADVISER OF SPE AND SPE GLOBAL, TO VOTE PROXIES RECEIVED BY SPE AND SPE GLOBAL FROM ANY CLOSED-END INVESTMENT COMPANY IN THE FUNDS’ RESPECTIVE PORTFOLIOS ON ANY PROPOSAL (INCLUDING THE ELECTION OF DIRECTORS) IN A MANNER WHICH BULLDOG INVESTORS REASONABLY DETERMINES IS LIKELY TO FAVORABLY IMPACT THE DISCOUNT OF SUCH INVESTMENT COMPANY’S MARKET PRICE AS COMPARED TO ITS NET ASSET VALUE.

Proposal 4 relates to the voting of proxies that SPE receives and that SPE Global will receive (following the Transaction) from closed-end investment companies in which each invests.  Each Fund’s investments in the securities of other investment companies are made in compliance with Section 12(d)(1)(F) of the 1940 Act, by (i) limiting its investments so that not more than 3% of the total outstanding stock of any such investment company is owned by the Fund or any of the Fund’s affiliated persons and (ii) exercising its voting rights by proxy with respect to any such security purchased in the manner prescribed by subparagraph (E) by (a) authorizing Bulldog Investors, pursuant to standing instructions approved annually by the Fund’s stockholders, to vote such proxies on any proposal in a manner in which Bulldog Investors reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value and (b) where Bulldog Investors determines that no such proposal will impact the discount of such investment company’s market price as compared to its net asset value, instructing the underlying closed-end investment company or its agent that the proxies it holds are to be voted in the same proportion as the vote of all other holders of such security (referred to as “mirror voting”).  Section 12(d)(1)(E) of the 1940 Act permits a fund to use mirror voting or to seek instructions from its stockholders with regard to the voting of all proxies with respect to investment company securities and vote all such proxies in accordance with such instructions.

Prior to March 2012, SPE used mirror voting with regard to the voting of all proxies with respect to investment company securities.  At a meeting held on September 22, 2011, however, the SPE Board concluded that under circumstances where SPE’s proxy is sought regarding any proposal that is likely to favorably impact such investment company’s market price discount to its net asset value, it would be in SPE’s and its stockholders’ best interests to authorize Bulldog Investors to determine how to vote on such proposal.  Consequently, at the annual meeting of the stockholders held in December 2011, the SPE Board put forth, and the stockholders approved, a proposal to seek standing instructions from the stockholders authorizing Bulldog Investors to vote proxies received by SPE from any closed-end investment company in SPE’s portfolio on any proposal in a manner in which Bulldog Investors reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.  On December 13, 2011, SPE submitted an application for a declaratory order from the Commission that SPE’s implementation of the proxy voting procedure approved by the stockholders at the annual meeting would not cause SPE to be in violation of Section 12(d)(1) of the 1940 Act.  SPE stated in the application that it intended to implement the new proxy voting procedure on March 1, 2012 unless the Commission advised it otherwise.  Having received no response from the Commission at that time, the Fund implemented the new proxy voting procedure on March 1, 2012.  Stockholders may obtain a copy of SPE’s Form N-PX filed with the Commission on August 31, 2012, which contains SPE’s proxy voting record for the twelve-month period ended June 30, 2013, by visiting SPE’s website at www.specialopportunitiesfundinc.com, by writing to SPE c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by telephone at 1-877-607-0414.  This report is also available on the SEC’s website at www.sec.gov.

The SPE Board and the SPE Global Board each believes that, although not required, it would be best practice for each such Board to continue to seek stockholder approval of the aforementioned proxy voting procedure on an annual basis.  Therefore, Proposal 4 seeks authorization from the stockholders that would serve as a standing instruction from the stockholders to vote proxies on any proposal that Bulldog Investors reasonably determines is likely to favorably impact the discount of a closed-end investment company’s market price as compared to its net asset value.  Examples of such proposals include, but are not limited to, the election of directors, proposals to authorize such investment company to conduct a self-tender offer or to convert from a closed-end management investment company to an open-end management investment company.  From time to time, certain of these proposals may also be proposed by either Fund or by an affiliate of Bulldog Investors.  Where Bulldog Investors determines to vote on a proposal in accordance with the stockholders’ standing instructions, it will vote on all proposals relating to such proxy.  However, where Bulldog Investors determines that no proposal will impact the discount of a closed-end investment company’s market price as compared to its net asset value, Bulldog Investors will continue to use mirror voting.

In seeking stockholder approval of Proposal 4, the Funds believe that it is important to disclose to Stockholders that in September 2010, members of the staff of the Division of Investment Management of the Commission (the “Staff”) informed SPE that they had concerns that SPE might not be in compliance with the exemptive conditions of Section 12(d)(1)(F) of the 1940 Act because SPE and certain private partnerships might be deemed to be under common control.  The Staff members based their concerns on certain public disclosures regarding the ownership and control of Bulldog Investors by certain individuals who also own and control other entities that serve as the general partners and investment advisers to certain private investment partnerships that are excluded from the definition of an investment company by Section 3(c)(1) of the 1940 Act.  The Staff cited the Commission’s conclusion in In the Matter of Steadman Security Corp. (Exchange Act Release No. 13695; Investment Company Act Release No. 9830; Investment Advisers Act Release No. 593) (June 29, 1977), that “the investment adviser almost always controls the fund” in support of its position.

The SPE Board, including all of the Independent Directors, and Bulldog Investors reviewed the matter with their respective counsel and determined that they disagreed with the Staff’s position.  In December 2010, Bulldog Investors and SPE filed a joint request for a declaratory order from the Commission that Bulldog Investors does not control SPE, which, if granted, would resolve the Section 12(d)(l)(F) compliance issue raised by the Staff.  In March 2011, the SPE Board and Bulldog Investors made a determination that the joint request for a declaratory order should be deemed to have been temporarily granted under the provisions of Section 2(a)(9) of the 1940 Act because more than 60 days had elapsed since the date the request was filed with the Commission.  The Staff has advised the SPE Board and Bulldog Investors that it disagrees with such determination.  In June 2011, SPE and Bulldog Investors submitted a letter to the Staff requesting that the Staff re-evaluate its position regarding whether Bulldog Investors should be deemed to control SPE based on the recent decision by the U.S. Supreme Court in Janus Capital Group v. First Derivative Traders.  In Janus, the Court ruled that despite the “unique close relationship” between the fund and the adviser, the adviser did not control the fund.  Although the position is not free from doubt, SPE and Bulldog Investors and their respective counsel continue to believe that SPE is in compliance with the exemptive conditions of Section 12(d)(l)(F) of the 1940 Act.

The Staff has previously advised SPE that, in its opinion, the implementation of Proposal 4, if approved by stockholders, would violate Section 12(d)(1) because the mechanism being proposed by SPE and Bulldog Investors would not satisfy the requirement of section 12(d)(1)(e):  “to seek instructions from its security holders with regard to the voting of all proxies . . . and to vote such proxies only in accordance with such instructions.”  The Staff’s position is that in order to comply with the “seek instructions” requirement, SPE must seek instructions from stockholders for each proxy it receives from a closed-end investment company.  The SPE Board continues to believe that the Staff’s interpretation is not correct because it would render the option to “seek instructions” virtually useless which the SPE Board believes could not have been Congress’ intent.  If Proposal 4 is approved by stockholders, the SPE Board intends to continue to pursue its options, including seeking declaratory relief from the Commission (to which an application was submitted on December 13, 2011) or a federal court.

On October 16, 2012, in response to its application, SPE received a letter from the Staff bringing SPE’s attention to Release No. 6440 (April 6, 1971) in which the Commission took the position that an acquiring fund relying on Section 12(d)(1)(f) of the 1940 Act, and that does not wish to use mirror voting, is required to “make an arrangement with” the acquired fund to solicit proxies from each of the acquiring fund’s security holders.  The SPE Board continues to disagree with this position for the reasons stated above.

Board Considerations.  At its Board meeting held on September 22, 2011, the SPE Board considered a proposal to seek standing instructions from stockholders authorizing Bulldog Investors to vote proxies received by SPE from any closed-end investment company in SPE’s portfolio on any proposal in a manner in which Bulldog Investors reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.  Representatives of Bulldog Investors presented information regarding this proposal to the SPE Board, including examples of proposals Bulldog Investors would consider to have a reasonable likelihood of favorably impacting an investment company’s discount to net asset value.  The SPE Board considered

Bulldog Investors’ assertion that the authority sought in the proposal was consistent with SPE’s investment objective and strategy to invest in securities that Bulldog Investors believes have opportunities for appreciation, including closed-end investment companies that trade at a market price discount from their net asset value.  Bulldog Investors further asserted that SPE’s then-existing policy of mirror voting SPE’s shares of closed-end investment companies had caused SPE, from time to time, to vote a percentage of its shares contrary to SPE’s and the stockholders’ best interests.  The SPE Board also noted that given the proximity of the date of receipt of proxy materials by SPE to the date of a closed-end investment company’s meeting and the expense of soliciting SPE stockholders on any specific proposal, the proposal was the only practical way to comply with the requirement in Subparagraph (E) to “seek instructions” from the stockholders with regard to the voting of proxies.  The SPE Board concurred with Bulldog Investors that consistent with SPE’s investment strategy, it was in SPE’s and its stockholders’ best interests to instruct Bulldog Investors to vote proxies on proposals that it deems likely to impact a closed-end fund’s discount rather than utilize mirror voting.

The SPE Board further considered Bulldog Investors’ expertise in identifying opportunities for appreciation, including among closed-end investment companies, and that such expertise was an important factor considered when approving SPE’s investment advisory contract with Bulldog Investors in 2010.  The SPE Board also noted the approval by the stockholders of such investment advisory contract.  The SPE Board noted Bulldog Investors’ disclosure that it was possible that from time to time a proposal for which SPE’s proxy is requested may be made by SPE or by an affiliate of Bulldog Investors.  The SPE Board concluded that this did not preclude Bulldog Investors’ ability to determine that such proposal was in SPE’s and the stockholders’ best interests and consistent with SPE’s investment objective and strategy.

The SPE Board consulted with independent counsel regarding the requirements of Section 12(d)(1) and was reasonably satisfied that by seeking and obtaining standing instructions from the stockholders, through such proposal, to vote proxies received by SPE from any closed-end investment company in SPE’s portfolio on any proposal in a manner in which Bulldog Investors reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value, the requirements of Section 12(d)(1)(E)(ii) could be satisfied.

Based on all of these considerations, at the September 22, 2011 meeting, the SPE Board concluded that it was in SPE’s and the stockholders’ best interests to authorize Bulldog Investors to vote proxies received by SPE on all proposals (including the election of directors) that Bulldog Investors reasonably determines in its sole discretion is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.  At the next Board meeting, it is expected that the SPE Global Board (which consists of the same Directors as the SPE Board) will make the same determination as to this proxy voting as the SPE Board.

In seeking stockholder approval of this Proposal 4, the SPE Board continues to believe that the aforementioned considerations which factored into the SPE Board’s decision to seek stockholder approval of the same proposal at the last annual meeting of stockholders are just as applicable to SPE now.  Furthermore, the SPE Board continues to believe that it is in SPE’s and the stockholders’ best interests to authorize Bulldog Investors to vote proxies received by SPE on all proposals (including the election of directors) that Bulldog Investors reasonably determines in its sole discretion is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.  Therefore, the SPE Board has determined to seek stockholder approval of this Proposal 4.

INVESTMENT GOALS AND POLICIES OF SPE AND SPE GLOBAL

SPE

The investment goal of SPE is total return through capital appreciation and current income by investing primarily in closed-end investment companies and other private and publicly-issued U.S. and foreign securities that our investment adviser believes have opportunities for appreciation. SPE’s investment objective is not fundamental and may be changed by the SPE Board with 60 days notice to stockholders.  SPE employs strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy, liquidations and other situations.  In addition, SPE employs strategies designed to invest in the debt, equity, or trade claims of companies in financial distress.  Such securities typically trade at substantial discounts to par value, and may be attractive to investors when managers perceive a turnaround will materialize.  Furthermore, SPE invests both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities, including long and short positions in securities involved in an announced merger deal.  Securities which Bulldog Investors identifies include closed-end investment companies with opportunities for appreciation, including funds that trade at a market price discount from their NAV.  In addition to the foregoing, Bulldog Investors seeks out other opportunities in the market that have attractive risk reward characteristics for SPE.

SPE intends its investment portfolio, under normal market conditions, to consist principally of investments in closed-end investment companies and the securities of large, mid and small-capitalization companies.  Equity securities in which SPE may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs, closed-end investment companies and ETFs.  SPE may, however, invest a portion of its assets in debt securities or other investment opportunities when SPE’s investment adviser believes that it is appropriate to do so to earn current income.  For example, when interest rates are high in comparison to anticipated returns on equity investments, SPE’s investment adviser may determine to invest in debt securities.  Debt securities in which SPE may invest include bank, corporate or government bonds, notes, and debentures that SPE’s investment adviser determines are suitable investments for SPE.  Such determination may be made regardless of the maturity, duration or rating of any such debt security.

SPE may, from time to time, engage in short sales of securities for investment or for hedging purposes.  Short sales are transactions in which SPE sells a security it does not own.  To complete the transaction, SPE must borrow the security to make delivery to the buyer.  SPE is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  SPE may sell short individual stocks, baskets of individual stocks and ETFs that SPE expects to underperform other stocks which SPE holds.  For hedging purposes, SPE may purchase or sell short future contracts on global equity indexes.

SPE may invest, without limitation, in the securities of closed-end investment companies and ETFs, provided that, in accordance with Section 12(d)(1)(F) of the 1940 Act, SPE will limit such investment so that it does not represent more than 3% of the voting stock of the acquired investment company of which such shares are purchased.

To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end investment company in which SPE has invested are solicited to vote, SPE’s investment adviser will vote such shares in the same general proportion as shares held by other stockholders of such closed-end investment company (i.e., “mirror vote”) or seek instructions from SPE’s stockholders with regard to the voting on such matter.  Until March 1, 2012, SPE complied with this requirement by mirror voting its proxies for the shares it holds of closed-end investment companies. However, the SPE Board determined that under certain circumstances, such mirror voting may compel SPE to vote contrary to its best interest in light of its investment objective and strategy.  Therefore, the SPE Board approved a proposal by which SPE’s stockholders would instruct Bulldog Investors to vote proxies received by SPE from any closed-end investment company in SPE’s portfolio on any proposal (including the election of directors) in a manner which Bulldog Investors reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its NAV.  At a meeting held on December 7, 2011, the stockholders voted in favor of such proposal.  The staff of the Commission advised SPE that, in its opinion, the implementation of voting as described above would violate Section 12(d)(1) because the mechanism proposed would not satisfy the requirement of Section 12(d))(1)(E) to “seek instructions from its security holders with regard to the voting of all proxies…and to vote such proxies only in accordance with such instructions.”  The staff’s position is that in order to comply with the “seek instructions” requirement, SPE must seek instructions from its stockholder for each proxy it receives from a closed-end investment company.  SPE’s Board believes that the Staff’s interpretation is not correct because it would render the option to “seek instructions” virtually useless which the SPE Board believes could not have been Congress’s intent. See “Proposal 4” above.

The ETFs and closed-end investment companies in which SPE invests may invest in common stocks and may invest in fixed income securities.  As a stockholder in any investment company, SPE will bear its ratable share of the investment company’s expenses and would remain subject to payment of SPE’s advisory and administrative fees with respect to the assets so invested.

SPE’s management utilizes a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics.  Valuation and growth characteristics may be considered for purposes of selecting potential investment securities.  In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.  Fluctuations in these characteristics may trigger trading decisions to be made by SPE’s investment adviser with respect to SPE’s portfolio.

Generally, securities will be purchased or sold by SPE on national securities exchanges and in the over-the-counter market.  From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid.

SPE may, from time to time, take temporary defensive positions that are inconsistent with SPE’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  During such times, SPE may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities.  In these and in other cases, SPE may not achieve its investment objective.

SPE’s investment adviser may invest SPE’s cash balances in any investments it deems appropriate, subject to the restrictions set forth below under “Fundamental Investment Restrictions” and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts.  Any income earned from such investments will ordinarily be reinvested by SPE in accordance with its investment program.  Many of the considerations entering into SPE’s investment adviser’s recommendations and the portfolio manager’s decisions are subjective.

SPE Global

The investment goal of SPE Global is total return through capital appreciation and current income. Under normal market circumstances and in the ordinary course, SPE Global intends to invest at least 80% of its assets in securities of U.S. closed-end investment companies that invest in private and public companies located outside the U.S., non-U.S. investment companies and other private and public companies located within and outside the U.S. From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country. To the extent deemed appropriate by its investment adviser, SPE Global may also invest in U.S. and non-U.S. non-convertible debt.

SPE Global will invest its assets primarily in securities that Bulldog Investors believes have opportunities for appreciation. Securities in which SPE Global may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs, closed-end investment companies and ETFs. SPE Global may, however, invest a portion of its assets in debt securities or other investment opportunities when SPE Global’s investment adviser believes that it is appropriate to do so to earn current income. For example, when interest rates are high in comparison to anticipated returns on equity investments, SPE Global’s investment adviser may determine to invest in debt securities. Debt securities in which SPE Global may invest include bank, corporate or government bonds, notes, and debentures that SPE Global’s investment adviser determines are suitable investments for SPE Global. Such determination may be made regardless of the maturity, duration or rating of any such debt security.

The ETFs and closed-end investment companies in which SPE Global invests may invest in common stocks and may invest in fixed income securities.  As a stockholder in any investment company, SPE Global will bear its ratable share of the investment company’s expenses and would remain subject to payment of SPE Global’s advisory and administrative fees with respect to the assets so invested.

SPE Global’s management will utilize a balanced approach, including “value” and “growth” investing by seeking out securities at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics.  Valuation and growth characteristics may be considered for purposes of selecting potential investment securities.  In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.  Fluctuations in these characteristics may trigger trading decisions to be made by SPE Global’s investment adviser with respect to SPE Global’s portfolio.

Generally, securities will be purchased or sold by SPE Global on national securities exchanges, foreign national securities exchanges and in the over-the-counter market.  From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid.

SPE Global may, from time to time, take temporary defensive positions that are inconsistent with SPE Global’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  During such times, SPE Global may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities.  In these and in other cases, SPE Global may not achieve its investment objective.

Investing in Non-U.S. Securities. In addition to investing in U.S. securities, SPE Global intends to invest its assets ,directly and indirectly, in non-U.S. securities, whether through other U.S. closed-end investment companies, common and preferred stocks of non-U.S. companies or otherwise. Bulldog Investors believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Developing Countries. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that SPE Global invests in companies headquartered in developing, or emerging market, countries. Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of SPE Global’s assets denominated in such currencies. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of SPE Global’s investments in these countries and the availability to SPE Global of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make SPE Global’s investments in such countries illiquid and more volatile than investments in more developed countries, and SPE Global may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

Risk Factors

Except as noted below, SPE and SPE Global are generally subject to the same principal risk factors. The principal risk factors of the Funds are discussed below.

Market Risk: As with any investment company that invests in common stocks, each Fund is subject to market risk – the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund’s stock will fluctuate, sometimes sharply and unpredictably and you could lose money over short or long periods of time.

Closed-End Investment Company Securities:  Each Fund invests in the securities of closed-end investment companies.  Investing in closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such closed-end investment companies, including advisory fees.  There can be no assurance that the investment objective of any investment company in which each Fund invests will be achieved.  Closed-end investment companies are subject to the risks of investing in the underlying securities.  Each Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of each Fund’s own operations.  To the extent each Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in each Fund will bear not only his proportionate share of the expenses of each Fund, but also, indirectly, the expenses of the purchased investment company.  The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company.

In accordance with Section 12(d)(1)(F) of the 1940 Act, with respect to the securities of other U.S. closed-end investment companies, each Fund will be limited by provisions of the 1940 Act that limit the amount each Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock.  As a result, each Fund may hold a smaller position in a U.S. closed-end investment company than if it were not subject to this restriction. See “Proposal 4” above.

Common Stocks.  Each Fund invests in common stocks.  Common stocks represent an ownership interest in a company.  Each Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock).  Common stocks and similar equity securities are more volatile and riskier than some other forms of investment.  Therefore, the value of your investment in each Fund may sometimes decrease instead of increase.  Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur.  In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers.  Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.  The common stocks in which each Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds.  Each Fund may invest in exchange-traded funds, which are investment companies that, in general, aim to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.”  The investor purchasing a creation unit may sell the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.  There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities.  Each Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of each Fund’s own operations.

Fixed Income Securities, including Non-Investment Grade Securities. Each Fund may invest in fixed income securities, also referred to as debt securities.  Fixed income securities are subject to credit risk and market risk.  Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations.  Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.  There is no limitation on the maturities or duration of fixed income securities in which each Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.  Each Fund’s credit quality policy with respect to investments in fixed income securities does not require each Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.”  Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss.  Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities.  Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.  In addition, bonds in the lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value.

Corporate Bonds, Government Debt Securities and Other Debt Securities:  Each Fund may invest in corporate bonds, debentures and other debt securities.  Debt securities in which each Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Certain debt securities are “perpetual” in that they have no maturity date.

Each Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers.  These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities.  Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.  Each Fund may also invest in securities denominated in currencies of emerging market countries.  Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.  A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and each Fund may have limited resources in the event of a default.  Some of these risks do not apply to issuers in large, more developed countries.  These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Short Sale Risk:  When a cash dividend is declared on a security for which each Fund holds a short position, each Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.  By closing out the short position prior to the ex-dividend date, such dividend expenses are avoided.  Each Fund’s actual dividend expenses paid on securities sold short may be significantly higher than 0% of its managed assets due to, among other factors, the actual extent of each Fund’s short positions (which may range from 0% to 30% of managed assets), the actual dividends paid with respect to the securities each Fund sells short, and the actual timing of each Fund’s short sale transactions, each of which may vary over time and from time to time.

Each Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities.  Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short.  Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by each Fund on such security, each Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  Short selling exposes each Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.  Although each Fund reserves the right to use short sales, Bulldog Investors is under no obligation to use short sales at all.

The requirements of the 1940 Act and Internal Revenue Code of 1986, as amended (the “Code”) provide that each Fund not make a short sale if, after giving effect to such sale, the market value of all securities sold short by each Fund exceeds 30% of the value of its managed assets.

Small and Medium Cap Company Risk:  Compared to investment companies that focus only on large capitalization companies, each Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.  Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories.  Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that each Fund’s investment adviser believes appropriate, and offer greater potential for gains and losses.

Foreign Securities:   Each Fund, though primarily SPE Global, may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as ADRs), ETFs and closed-end investment companies that represent indirect interests in securities of foreign issuers.  Each Fund is not limited in the amount of assets it may invest in such foreign securities.  These investments involve certain risks not generally associated with investments in the securities of U.S. issuers, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability.  These risks could result in each Fund’s investment adviser misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding and confiscatory taxes), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks.  In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the U.S.  As an alternative to holding foreign traded securities, each Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-

the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described below).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company.  Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States.  Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Payment for securities before delivery may be required.  In addition, with respect to certain foreign countries, including those with emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries.  For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

Each Fund may purchase ADRs, IDRs and global depository receipts (“GDRs”) which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.  However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored.  Unsponsored receipts are established without the participation of the issuer.  Unsponsored receipts may involve higher expenses, they may not pass-through voting or other stockholder rights, and they may be less liquid.  Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.  As a result, there can be no assurance as to what portion of each Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities:  Each Fund may invest up to 5% of its net assets in emerging market securities, although through its investments in ETFs, other investment companies or depository receipts that invest in emerging market securities, up to 20% of each Fund’s assets may be invested indirectly in issuers located in emerging markets.  The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets.  Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets.  There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited.  Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries.  Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.  The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade.  The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities.  In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce each Fund’s income from such securities.  In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect each Fund’s investments in those countries.  In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries.  There can be no assurance that adverse political changes will not cause each Fund to suffer a loss of any or all of its investments.  Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Preferred Stocks:  Each Fund may invest in preferred stocks.  Preferred stock, like common stock, represents an equity ownership in an issuer.  Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights.  Preferred stock in some instances is convertible into common stock.  Although they are equity securities, preferred stocks have characteristics of both debt and common stock.  Like debt, their promised income is contractually fixed.  Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments.  Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity.  Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters.  Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable.  Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue.  There is no assurance that dividends on preferred stocks in which each Fund invests will be declared or otherwise made payable.  Each Fund may invest in non-cumulative preferred stock, although each Fund’s investment adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance.  The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock.  They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable.  Thus, in declining interest rate environments in particular, each Fund’s holdings of higher dividend paying preferred stocks may be reduced and each Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.  In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities.  Each Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.  Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s investment adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective.  Each Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.  In evaluating these matters with respect to a particular convertible security, the Fund’s investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by either Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on each Fund’s ability to achieve its investment objective.

Real Estate Investment Trusts.  Each Fund may invest in real estate investment trusts (“REITs”).  REITs are financial vehicles that pool investors’ capital to purchase or finance real estate.  Investments in REITs will subject each Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values.  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties.  Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market.  In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors.  There can be no assurance that the entities in which each Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT.  An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If either Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties.  Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties.  Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates.  Hybrid REITs invest both in real property and in mortgages.  Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

Each Fund’s investments in REITs may include an additional risk to stockholders.  Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital.  Any such return of capital will generally reduce each Fund’s basis in the REIT investment, but not below zero.  To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain.  In part because REIT distributions often include a nontaxable return of capital, trust distributions to stockholders may also include a nontaxable return of capital.  Stockholders that receive such a distribution will also reduce their tax basis in their common shares of the Fund, but not below zero.  To the extent the distribution exceeds a stockholder’s basis in the Fund’s common shares such stockholder will generally recognize a capital gain.

Each Fund does not have any investment restrictions with respect to investments in REITs other than its concentration policy which limits its investments in REITs to no more than 25% of its assets.

Issuer Risk: The value of an issuer’s securities that are held in each Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Currency Risk: Although each Fund will report its NAV  and pay expenses and distributions in U.S. dollars, each Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar.  Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of each Fund’s investment securities and NAV.  For example, even if the securities prices are unchanged on their primary foreign stock exchange, each Fund’s NAV may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange.  Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected.  Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline.  When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise.  Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Defensive Positions: During periods of adverse market or economic conditions, each Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.  Each Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Risk Characteristics of Options and Futures: Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option. In addition, each Fund’s use of options and futures may have the effect of reducing gains made by virtue of increases in value of each Fund’s common stock holdings.

Securities Lending Risk:  Securities lending is subject to the risk that loaned securities may not be available to each Fund on a timely basis and each Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by each Fund that occurs during the term of the loan would be borne by each Fund and would adversely affect each Fund’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund would not have the right to vote any securities having voting rights during the existence of the loan.

Discount Risk: Historically, SPE shares, as well as those of closed-end investment companies, have frequently traded at a discount to their NAV, which discount often fluctuates over time. See “Financial Highlights.”

Developing Countries:  Generally developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). The considerations noted above in “Foreign Investments” are generally intensified for investments in developing countries. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investment in these countries by each Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. Developing countries may have antiquated legal systems with existing laws and regulations that are inconsistently applied. Generally developing countries are not subject to as extensive and frequent accounting and financial reporting requirements as in the United States. Transaction costs, including brokerage commissions and dealer mark-ups in developing countries may be higher than in the United States or other developed countries. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on each Fund’s investments.

Certain Corporate Governance Provisions

The SPE Board currently consists of six Directors elected by the holders of SPE stock. Two of the current Directors were elected by the holders of SPE Preferred Stock. Currently, SPE Global does not intend to issue preferred stock; therefore all 6 directors will be elected by the holders of SPE Global Common Stock. Vacancies on the SPE Global Board for one or more of the classified positions may be filled by the affirmative vote of a majority of the remaining Directors, even if the remaining directors do not constitute a quorum, for the balance of the term of the class. In addition, the bylaws of each of SPE and SPE Global permit stockholders to call a special meeting of stockholders only if certain procedural requirements are met and the request is made by stockholders of record entitled to cast at least a majority of the votes entitled to be cast at such a meeting. These provisions may have the effect of maintaining the continuity of management and thus may make it more difficult for the Fund’s stockholders to change the majority of Directors. The initial Directors of the SPE Global Board will be the same Directors as currently serve on the SPE Board, and such Directors shall serve in such capacity until such time as their successors are duly elected at a stockholder meeting. See “Description of Capital Stock — Certain Corporate Governance Provisions.”

In addition, certain provisions of the SPE Global Charter and bylaws and of the Maryland General Corporation Law could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise.  These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors.  We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

The provisions described above may be regarded as “anti-takeover” provisions. These provisions may have the effect of depriving common stockholders of SPE Global of an opportunity to sell their shares at a premium to the prevailing market price. See “Description of Capital Stock — Certain Corporate Governance Provisions.”

INVESTMENT RESTRICTIONS

SPE and SPE Global operate under the investment restrictions described in Appendix A. The investment practices and restrictions of each of SPE and SPE Global are substantially similar, except for the proposed change in Proposal 3. If the stockholders approve Proposal 3 of this Combined Prospectus/Proxy Statement at the Annual Meeting, a fundamental investment restriction of SPE, which currently states that SPE may not “engage in the business of underwriting securities of other issuers,” will be amended to state that SPE may not “underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund.”

MANAGEMENT

 Bulldog Investors is the investment adviser to each of SPE and SPE Global, and is responsible for the management of each Fund’s assets. Its offices are located at Park 80 West, 250 Pehl Avenue, Suite 708, Saddle Brook, New Jersey 07663.

Under each of SPE’s articles of incorporation, as amended and supplemented (the “SPE Charter”) and the SPE Global Charter (each of the SPE Charter and the SPE Global Charter, a “Charter”), and Maryland law, each Fund’s business and affairs are managed under the direction of its Board of Directors. Investment decisions for each Fund are made by Bulldog Investors, subject to any direction it may receive from the Fund’s Board of Directors, which periodically reviews the Funds’ investment performance.

Pursuant to an Investment Management Agreement between Bulldog Investors and each Fund, Bulldog Investors provides overall investment management services for each Fund, and in connection therewith (i) supervises the Fund’s investment program, including advising and consulting with the Board regarding the Fund’s overall investment strategy; (ii) makes, in consultation with the Board, investment strategy decisions for the Fund; (iii) manages the investing and reinvesting of the Fund’s assets; (iv) places purchase and sale orders on behalf of the Fund; (v) advises the Fund with respect to all matters relating to the Fund’s use of leveraging techniques; and (vi) provides or procures the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund.

 Each Fund pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholder reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated directors’ fees; and brokerage commissions. Please see the SAI under “Administration Agreement” for more information.

Phillip Goldstein, Andrew Dakos, and Rajeev Das are responsible for the day-to-day management of the portfolios of SPE and SPE Global. Mr. Goldstein has been a Managing Member of Bulldog Investors and Secretary and Chairman of the Board of SPE since 2009, and has been a director of the following closed-end funds: Mexico Equity and Income Fund since 2000, Brantley Capital Corporation since 2001 and ASA Ltd since 2008.  Mr. Dakos has been a Managing Member of Bulldog Investors and President and Director of SPE since 2009 and has been a director of the Mexico Equity and Income Fund since 2001 and Brantley Capital Corporation intermittently since 2005 and currently.  Mr. Das has been a Head Trader of Bulldog Investors and Vice-President and Treasurer of SPE since 2009, and is also Head Trader of Bulldog Investors. He has been a Director of The Mexico Equity and Income Fund, Inc. since 2001 and served as a Director of Brantley Capital Corporation from September 2005 to March 2006.

The SAI provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Funds.

INVESTMENT ADVISORY SERVICES PROVIDED BY BULLDOG INVESTORS

SPE

As compensation for its services under the SPE Investment Management Agreement, Bulldog Investors receives a monthly fee at an annual rate of 1.00% of the value of SPE’s average weekly total assets, including any assets attributable to leverage, for the investment management and research services provided.

A discussion regarding the basis of the SPE Board’s most recent approval of the SPE Investment Management Agreement is available in SPE’s semi-annual report to stockholders dated December 31, 2012.

For more information regarding the investment advisory fee of SPE, see “Investment Advisory and Other Services — Advisory Fee” in the SAI.

SPE Global

Fees

The advisory fee structure for SPE Global will be different from SPE. SPE Global will pay Bulldog Investors an advisory fee consisting of a monthly fee at an annual rate of 1.25% of the value of SPE Global’s average weekly total assets, including any assets attributable to leverage, for the investment management and research services provided. Contributing to a potentially higher advisory fee for SPE Global is SPE Global’s focus on non-U.S. securities, which is expected to be more labor intensive and time consuming than providing investment advisory services to a fund that invests primarily in U.S. securities.

A discussion regarding the basis of the SPE Global Board’s approval of the SPE Global Investment Management Agreement will be available in SPE Global’s first annual report or semi-annual report to stockholders available after the Transaction is effected and the commencement of investment operations of SPE Global.

For more information regarding the investment advisory fee of SPE Global, see “Investment Advisory and Other Services — Advisory Fee” in the SAI.

Net Asset Value

The NAV of each of SPE’s and SPE Global’s shares of common stock is determined weekly, by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which such determination is made.

All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of NAV, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price).  Securities that are traded over-the-counter are valued (if bid and asked quotations are available) at the mean between the current bid and asked prices.  Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by us was more than 60 days.  Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors.  It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

DIVIDENDS AND DISTRIBUTIONS

SPE’s Distribution Policy

SPE makes annual distributions to its stockholders of at least 90% of ordinary income and short-term capital gains.  SPE will distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year, in order to avoid excise taxes imposed on registered investment companies that do not make these distributions.  In addition, although SPE currently intends to distribute net realized long-term capital gains at least annually, it may in the future decide to retain such capital gains for investment in accordance with its investment objective.  No stockholder should assume that there will be a distribution.

 SPE Global’s Distribution Policy

Similar to the distribution policy of SPE, SPE Global intends to make annual distributions to its stockholders of at least 90% of ordinary income and short-term capital gains.  SPE Global will distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year, in order to avoid excise taxes imposed on registered investment companies that do not make these distributions.  In addition, although SPE Global currently intends to distribute net realized long-term capital gains at least annually, it may in the future decide to retain such capital gains for investment in accordance with its investment objective.  No stockholder should assume that there will be a distribution.

TAXATION

The following discussion is a brief summary of certain United States federal income tax considerations affecting SPE and SPE Global and their stockholders. The discussion reflects applicable tax laws of the United States as of the date of this Combined Prospectus/Proxy Statement, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting SPE and SPE Global and their stockholders, and the discussion set forth herein does not constitute tax advice. The following discussion assumes that shares of SPE Common Stock and SPE Global Common Stock are held as capital assets in the hands of stockholders. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in SPE and SPE Global.

Taxation of SPE and SPE Global

SPE has elected to be treated as, and intends to qualify as, a regulated investment company under Subchapter M of the Code, and SPE Global intends to elect and qualify to be treated as a regulated investment company under the Code. Accordingly, each of SPE and SPE Global must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain “publicly traded partnerships” (as defined for United States federal income tax purposes) that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (c) at least 50% of the value of each Fund’s total assets is represented by cash and cash items, United States government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (d) not more than 25% of the value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than United States government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than registered investment companies) in which the Fund owns 20% or more of the voting securities and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Each of SPE and SPE Global’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in each Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As regulated investment companies, each of SPE and SPE Global generally will not be subject to United States federal income tax on income and gains that it distributes (with SPE’s distribution of SPE Global Common Stock constituting a distribution for this purpose) each taxable year to stockholders, provided it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). Each of SPE and SPE Global intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each of SPE and SPE Global must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no United States federal income tax. While each Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, each Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year either of SPE or SPE Global does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders.

SPE currently has a policy of paying quarterly distributions to its common stockholders. Distributions are currently being made at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by the Code. If, for any quarterly distribution, SPE’s net investment income and net realized capital gains are less than the amount of the distribution, the difference will constitute a return of capital. SPE’s final distribution for each calendar year will include any remaining net investment income and net realized capital gains deemed, for Federal income tax purposes, undistributed during the year, and may, but need not, include all net long-term capital gains realized during the year. If, for any calendar year, the total distributions exceed the Fund’s earnings and profits, the excess will generally be treated as a tax-free return of capital (up to the amount of the stockholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce the adjusted basis in the stockholder’s SPE shares, thereby increasing the stockholder’s potential gain or reducing the stockholder’s potential loss on the sale of the shares.

Taxation of Stockholders

Distributions paid to investors by each of SPE and SPE Global from its investment company taxable income are generally taxable to investors as ordinary income to the extent of the distributing Fund’s earnings and profits. Subject to certain requirements, if such distributions include “qualified dividend income,” “net capital gains” or both, or dividends eligible for the dividends received deduction, and if the distributing Fund properly reports such amounts to its stockholders, then (i) in the case of individual stockholders, the “qualified dividend income” and “net capital gains” will be subject to a maximum tax rate of 15% for individuals with no more than $400,000 of income ($450,000 if married filing jointly) and a maximum tax rate of 20% for any portion of the net capital gains and qualified dividend income that exceeds those income thresholds, and (ii) in the case of corporate stockholders, dividends eligible for the dividends received deduction will be eligible for such deduction (both long-term and short-term capital gains are taxable to corporate stockholders at the rates that apply to ordinary income). Taxable distributions of net capital gains will include net capital gains credited to the investors but retained by the Fund.

“Qualified dividend income” is, in general, dividend income from taxable domestic corporations and certain foreign corporations (for example, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). “Net capital gains,” are equal to the excess of a Fund’s net long-term capital gains over its net short-term capital losses. SPE and SPE Global will furnish investors with written statements reporting the amount of any distributions that should be treated as qualified dividend income, capital gain dividends or otherwise.

Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of the shares held by an investor and, after such adjusted tax basis is reduced to zero, will constitute capital gains to the investor.

The sale, exchange, redemption or other disposition of common or preferred shares of each of SPE and SPE Global will generally result in capital gain or loss to an investor, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any distributions of net capital gains received (or deemed received) by an investor. A loss realized on a sale or exchange of shares of SPE or SPE Global will be disallowed if other substantially identical shares of the same Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Investors that are individuals, estates and certain trusts are subject to an additional 3.8% tax on all or a portion of their “net investment income,” which will generally include the taxable distributions and any gain realized with respect to a Fund’s common or preferred shares, to the extent of their net investment income that, when added to their other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Stockholders are encouraged to consult their tax advisors with respect to the 3.8% Medicare tax.

If SPE or SPE Global pays a distribution in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such distribution will be treated for tax purposes as being paid by the distributing Fund and received by its stockholders not later than December 31 of the year in which the distribution was declared.

Each of SPE and SPE Global is required in certain circumstances to backup withhold on taxable distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish SPE and SPE Global with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to such holders may be refunded or credited against their United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

Distributions may be subject to additional state, local, and foreign taxes, depending on each stockholder’s particular situation.

Non-U.S. stockholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). In addition, a 30% withholding tax may be imposed on distributions paid after December 31, 2013, and sales proceeds received after December 31, 2016, to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally need to either (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally need to either provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Non-U.S. investors are encouraged to consult their own tax advisers regarding U.S. federal, state, local and foreign tax considerations.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of SPE and SPE Global and each of their stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to SPE and SPE Global and each of their stockholders can be found in “Taxation” in the Statement of Information. Stockholders are urged to consult their tax advisers regarding specific questions about United States federal, foreign, state, local income or other taxes.

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, acts as custodian of the cash and other assets of each of SPE and SPE Global. American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, acts as transfer agent, dividend paying agent and registrar for each Fund’s shares. Stockholder inquiries as to either Fund should be directed to [Name of applicable Fund], c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, telephone (800) 937-5449.

DESCRIPTION OF CAPITAL STOCK

SPE

General

SPE, which was incorporated under the laws of the State of Maryland on February 13, 1993, is authorized to issue 199,995,800 shares of common stock, par value $0.001 per share. As a NYSE-listed company, and under Maryland law due to its classified board, SPE is required to hold annual meetings of its stockholders.

The following table shows the number of shares of (i) capital stock authorized and (ii) capital stock outstanding for each class of authorized securities of SPE as of December 31, 2013.

Title of Class	Amount Authorized	Amount Held by SPE or for its Own Account	Amount Outstanding
Common Stock, $0.001 par value per share	199,995,800	13,818,496	[7,061,913]
Preferred Stock	749,086	0	748,486

SPE’s common stock trades on the NYSE under the symbol “SPE” and its Preferred Stock trades on the NYSE under the symbol “SPE Pr.” No stock has been authorized for issuance under any equity compensation plans.  Under Maryland law, SPE’s stockholders generally are not personally liable for our debts or obligations.

As permitted by the Maryland General Corporation Law, SPE’s Charter provides that the Board of Directors, without any action by its stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the SPE has authority to issue.  In addition, the Charter provides that the Board of Directors, by majority vote, may reclassify any unissued shares of our capital stock into one or more additional or other classes or series of stock with such designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and qualifications as determined by the Board of Directors.

Common Stock

All shares of SPE’s common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.  Distributions may be paid to the holders of common stock if, as and when authorized by the Board of Directors and declared out of funds legally available for such distributions.  Shares of common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.  In the event of SPE’s liquidation, dissolution or winding up, each share would be entitled to share ratably in all of the assets that are legally available for distribution after SPE pays all debts and other liabilities.  Each of the shares of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of Directors.  Except as provided with respect to any other class or series of stock, the holders of SPE’s common stock will possess exclusive voting power.  There is no cumulative voting in the election of Directors, which means that holders of a majority of the outstanding shares of common stock will elect all of the Directors, and holders of less than a majority of such shares will be unable to elect any Director.

The following table lists the high and low closing sales prices for the common stock, and the closing sales price as a percentage of NAV:

	Closing Sales
	Price		Premium/ Discount	Premium/Discount
			of High Sales	of Low Sales	Declared
	High	Low	Price to NAV	Price to NAV	Dividends

Year ended December 31, 2008
First Quarter	$13.01	$12.28	-11.53%	-6.84%	0.1425
Second Quarter	12.99	12.51	-8.16%	-9.19%	0.1445
Third Quarter	12.71	10.65	-8.18%	-15.49%	0.1495
Fourth Quarter	10.25	10.10	-16.98%	-20.59%	0.1325
Year ended December 31, 2009
First Quarter	$11.66	$10.10	-12.01%	-20.59%	0.166
Second Quarter	12.62	12.30	-8.08%	-8.46%	0.191
Third Quarter	14.14	12.73	-4.67%	-7.07%	0.225
Fourth Quarter	14.12	13.69	-1.06%	-4.67%	0.115
Year ending December 31, 2010
First Quarter	$14.07	$13.17	-1.33%	-8.61%	0
Second Quarter	13.48	12.80	-8.42%	-9.28%	0
Third Quarter	13.94	12.50	-9.07%	-11.85%	0
Fourth Quarter	14.75	13.85	-10.17%	-9.36%	0.03
Year ending December 31, 2011
First Quarter	$15.48	$14.88	-8.67%	-9.93%	0
Second Quarter	15.64	15.22	-10.27%	-10.37%	0
Third Quarter	15.81	14.10	-9.66%	-10.65%	0
Fourth Quarter	15.23	13.89	-5.93%	-10.50%	0.53545
Year ended December 31, 2012
First Quarter	$16.20	$14.75	-6.36%	-8.71%	0
Second Quarter	16.16	15.00	-6.21%	-10.66%	0
Third Quarter	15.80	14.89	-10.94%	-12.31%	0

Fourth Quarter	16.05	14.95	-10.29%	-12.06%	0.950
Year ending December 31, 2013
First Quarter	$16.86	$15.18	-8.47%	-13.65%	0
Second Quarter	17.80	16.48	-8.39%	-10.29%	0
Third Quarter	17.80	17.06	-10.46%	-10.26%	0
Fourth Quarter	[●]	[●]	-[●] %	-[●] %	[●]

Preferred Stock

The SPE Preferred Stock is a class of our capital stock designated by the Board of Directors.  On July 23, 2012, SPE completed a rights offering for a new class of convertible preferred stock at a price of $50 per share. The aggregate number of shares issued was 748,486 for which SPE received a total of $37,454,300.

The following is a brief description of the terms of the 3.00% convertible preferred stock, Series A, par value $0.001 per share (the “SPE Preferred Stock”). This description does not purport to be complete and is qualified by reference to SPE’s Charter, including the provisions of the Articles Supplementary establishing the SPE Preferred Stock. For complete terms of the SPE Preferred Stock, please refer to the actual terms of the SPE Preferred Stock, which are set forth in the Articles Supplementary.

(a)           Liquidation Preference:  In the event of any voluntary or involuntary liquidation, dissolution or winding up of SPE, the holders of SPE Preferred Stock will be entitled to receive preferential liquidating distribution at face value (i.e., $50.00 per share), before any distribution of assets is made to the holders of our common stock.  After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of SPE Preferred Stock will not be entitled to any further participation in any distribution of assets by SPE.

 (b)           Dividends:  The holders of SPE Preferred Stock will be entitled to receive dividends at the rate of 3.00% per year.  Dividends on the SPE Preferred Stock will be fully cumulative, will accumulate without interest from the date of original issuance of the SPE Preferred Stock and will be payable quarterly in arrears on the last calendar day of March, June, September and December, commencing on the last calendar day of the first March, June, September or December following the date of Expiration Date.

(c)           Voting Rights:  So long as SPE is subject to the 1940 Act, the holders of any SPE Preferred Stock, voting separately as a single class, shall have the right to elect two Directors at all times.  The remaining Directors shall be elected by the holders of common stock and preferred stock voting as a single class.  So long as SPE is subject to the 1940 Act, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding SPE Preferred Stock voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the SPE Preferred Stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in SPE’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.  As a result of these voting rights, SPE’s ability to take any such actions may be impeded to the extent that there is any SPE Preferred Stock outstanding.  The Board of Directors presently intends that, except as otherwise indicated in this Proxy Statement and except as otherwise required by applicable law or SPE’s Articles of Incorporation, Articles Supplementary or bylaws, holders of SPE Preferred Stock will have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and shall vote together with such holders of common stock as a single class.

(d)           Conversion Right:  Until the mandatory redemption date set forth in (e) below, holders of SPE Preferred Stock may convert their shares to common stock at the ratio of three shares of Common Stock for each share of SPE Preferred Stock held.  The conversion ratio will be adjusted for any distributions made to common stockholders.  The Board of Directors believed that the value of the conversion right of the SPE Preferred Stock was not a predominant factor in the market value of the SPE Preferred Stock as of the date of its issuance.   The conversion right was a secondary attribute which was included to enhance the terms upon which SPE was able to issue the SPE Preferred Stock. If the NAV of the Common Stock reaches $20 per share, the Board may, in its sole discretion, redeem all then outstanding shares of SPE Preferred Stock at $50 per share.  Under such circumstances, SPE would provide no less than 30 days notice to the holders of SPE Preferred Stock that, unless such shares have been converted by a certain date, the shares would be redeemed.  In connection with such conversion (or redemption) such holder would receive payment for all declared and unpaid dividends on their shares of SPE Preferred Stock to the date of conversion, but after conversion the holder would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the SPE Preferred Stock.

Unless SPE’s preferred stockholders elect to convert their shares of SPE Preferred Stock into shares of SPE Common Stock prior to the record date, the preferred stockholders will not receive any shares of SPE Global in connection with the Transaction. As a result of the Transaction, the net asset value of SPE will decrease by approximately 10%, which will increase the conversion ratio for SPE’s preferred stock. More specifically, the conversion ratio as of December 31, 2013 is [●] and, following the contribution of approximately $14 million of SPE’s assets to SPE Global (approximately 10% of SPE’s current net assets), the conversion ratio shall be approximately [●].

(e)           Mandatory Redemption:  SPE will redeem all outstanding shares of SPE Preferred Stock as of July 10, 2017 (five years from the Expiration Date) at a price of $50 per share of SPE Preferred Stock held on such date.

Immediately following the issuance of the SPE Preferred Stock, and so long as SPE is subject to the 1940 Act, (i) SPE shall have an asset coverage of at least 200 percent, (ii) SPE will be prohibited from declaring any dividend (except a dividend payable in our common stock) or any other distribution upon the common stock, unless the SPE Preferred Stock has at the time of any such declaration an asset coverage of at least 200 percent after deducting the amount of such dividend or distribution, as the case may be, (iii) holders of SPE Preferred Stock will be entitled, voting as a class, to the voting rights outlined in (c) above, and (iv) holders of SPE Preferred Stock will have the liquidation preference outlined in (a) above.

Effects of Leverage

The holders of SPE’s Preferred Stock are entitled to the dividend rate of 3.00% of the subscription price.   Any return earned in excess of the stated dividend rate would directly benefit holders of the Common Stock; however, any shortfall from the stated rate would negatively affect SPE’s common stockholders.  The following table is designed to assist you in understanding the effects of the existing leverage on the Common Stock of SPE. The table assumes that 680,987 shares of the SPE Preferred Stock are issued and outstanding. The assumed returns appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed on portfolio (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding return to Common Shareholder	(14.73)%	(7.73)%	(1.23)%	5.27%	11.77%

The following factors associated with leveraging could increase the investment risk and volatility of the price of the Common Stock:

●	leveraging exaggerates any increase or decrease in the net asset value of the Common Stock;

●	the dividend requirements on the SPE Preferred Stock may exceed the income from the portfolio securities purchased with the proceeds from the issuance of preferred shares;
●	a decline in net asset value results if the investment performance of the additional securities purchased fails to cover their cost to SPE (including any dividend requirements of preferred shares);

●	a decline in net asset value could affect the ability of SPE to make Common Stock dividend payments;

●	a failure to pay dividends or make distributions on its Common Stock could result in SPE’s ceasing to qualify as a regulated investment company under the Code; and

●
if the asset coverage for SPE’s preferred shares declines to less than two hundred percent (as a result of market fluctuations or otherwise), SPE may be required to sell a portion of its investments when it may be disadvantageous to do so.

 Pursuant to Section 18 of the 1940 Act, it is unlawful for SPE, as a registered closed-end investment company, to issue any class of senior security, or to sell any senior security that it issues, unless it can satisfy certain “asset coverage” ratios. The asset coverage ratio with respect to a senior security representing indebtedness means the ratio of the value of SPE’s total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of SPE’s senior securities representing indebtedness. The asset coverage ratio with respect to a senior security representing stock means the ratio of the value of SPE’s total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of SPE’s senior securities representing indebtedness plus the aggregate liquidation preference of SPE’s outstanding preferred shares.

If, as is the case with SPE, a registered investment company’s senior securities are equity securities, such securities must have an asset coverage ratio of at least 200% immediately following their issuance. If a registered investment company’s senior securities represent indebtedness, such indebtedness must have an asset coverage ratio of at least 300% immediately after their issuance. Subject to certain exceptions, during any period following issuance that SPE fails to satisfy these asset coverage ratios, it will, among other things, be prohibited from declaring any dividend or declaring any other distribution in respect of its common stock except a dividend payable in Common Shares issued by SPE. A registered investment company may, to the extent permitted by the 1940 Act, segregate assets or “cover” transactions in order to avoid the creation of a class of senior security.

Any rating received by SPE on its preferred stock, or on any other senior security that it may issue, is an assessment by the applicable rating agency of the capacity of SPE to satisfy its obligations on its senior securities. However, the rating does not eliminate or mitigate the risks associated with investing in SPE’s Preferred Stock. In addition, should a rating on the SPE Preferred Stock be lowered or withdrawn by the relevant rating agency, there may be an adverse effect on the market value of the SPE Preferred Stock and SPE may also be required to redeem all or part of its outstanding SPE Preferred Stock. If SPE were required to redeem its preferred stock (in whole or part) as a result of the change in or withdrawal of the rating, the Common Stock of SPE would lose the benefits associated with a leveraged capital structure

As evidenced by the above table, for the period indicated, SPE Common Stock has traded in the market below NAV.  There can be no assurance that the SPE Common Stock will trade in the future at, above or below NAV.

SPE Global

General

SPE Global, which was incorporated under the laws of the State of Maryland on November 5, 2013 is authorized to issue 200,000,000 shares of common stock, par value $0.001 per share. If and when listed on the NYSE, SPE Global will be required to hold annual meetings of its stockholders.

The following table shows the number of shares of (i) capital stock authorized and (ii) capital stock outstanding for each class of authorized securities of SPE Global as of December 31, 2013.

Title of Class	Amount Authorized	Amount Held by SPE Global or for its Own Account	Amount Outstanding
Common Stock, $0.001 par value per share	200,000,000	0	[1,765,478]

No stock has been authorized for issuance under any equity compensation plans.  Under Maryland law, SPE Global’s stockholders generally are not personally liable for our debts or obligations.

As permitted by the Maryland General Corporation Law, SPE Global’s Charter provides that the Board of Directors, without any action by its stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that SPE Global has authority to issue.  In addition, the Charter provides that the Board of Directors, by majority vote, may reclassify any unissued shares of our capital stock into one or more additional or other classes or series of stock with such designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and qualifications as determined by the Board of Directors.

Common Stock

All shares of SPE Global’s common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.  Distributions may be paid to the holders of common stock if, as and when authorized by the Board of Directors and declared out of funds legally available for such distributions.  Shares of common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.  In the event of SPE Global’s liquidation, dissolution or winding up, each share would be entitled to share ratably in all of the assets that are legally available for distribution after SPE Global pays all debts and other liabilities.  Each of the shares of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of Directors.  Except as provided with respect to any other class or series of stock, the holders of SPE Global’s common stock will possess exclusive voting power.  There is no cumulative voting in the election of Directors, which means that holders of a majority of the outstanding shares of common stock will elect all of the Directors, and holders of less than a majority of such shares will be unable to elect any Director.

Preferred Stock

Currently, SPE Global does not intend to issue preferred stock.

Repurchases of Securities

Each of SPE and SPE Global is a closed-end diversified management investment company and, as such, its stockholders do not, and will not, have the right to redeem their shares of the Fund. Although neither SPE nor SPE Global will offer to repurchase its shares of common stock and/or preferred stock on a periodic basis, it may repurchase its shares of common stock and/or preferred stock on such occasions when it is deemed advisable by the board of directors of SPE or SPE Global. Generally, a closed-end management company may repurchase its shares under the 1940 Act:  (1) on a securities exchange or such other open market as may be designated by the SEC (provided that it has, in any such case, informed holders of the class of stock involved within the preceding six months of its intention to repurchase such stock), (2) by a tender offer open to all holders of the class of shares involved or (3) as otherwise permitted by the SEC.  If a closed-end investment company intends to repurchase its shares other than on a securities exchange, in the open market or by making a tender offer, a rule adopted by the SEC under the 1940 Act provides that the closed-end fund must meet certain conditions regarding the distribution of its net income, the identity of the seller, the price paid, any brokerage commissions, prior notice to holders of the class of shares involved of an intention to purchase such shares and that the purchase is not being made in a manner or on a basis which discriminates unfairly against the other holders of such class.

While the Funds are not required to repurchase our shares, SPE has done so in the past and may continue to do so if the Board of Directors believes that such repurchase is in the Fund’s best interests and of its stockholders.

Rights Offerings

SPE has and may in the future, and SPE Global may in the future, and at their discretion, choose to make rights offerings from time to time for a number of shares and on terms that may or may not be similar to any of SPE’s previous offers. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which each of SPE and SPE Global were incorporated, the Board of each Fund is authorized to approve rights offerings without obtaining stockholder approval. The staff of the Commission has interpreted the 1940 Act as not requiring stockholder approval of a transferable rights offering at a price below the then current net asset value so long as certain conditions are met, including (i) a good faith determination by a fund’s

Board that such offering would result in a net benefit to existing stockholders; (ii) the offering fully protects stockholders’ preemptive rights and does not discriminate among stockholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by stockholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

Shortly after the Transaction is consummated, SPE Global intends to make an offer to issue to holders of SPE Global Common Stock additional shares of SPE Global Common Stock at a price to be determined at a later date. This rights offering is intended to increase the assets of SPE Global and offer SPE Global shareholders more flexibility in their investments. Thereafter, to the extent such rights offering satisfies the minimum listing requirements, application will be made to list SPE Global Common Stock on the NYSE. To the extent that SPE Global does not satisfy the NYSE listing standards, the SPE Global Board will consider other listing alternatives.

Certain Corporate Governance Provisions of the Maryland General Corporation Law and the Charter and Bylaws of SPE and SPE Global

SPE Board of Directors currently consists of six Directors elected by the holders of SPE. Two of the current Directors were elected by the holders of SPE Preferred Stock. Currently, SPE Global does not intend to issue preferred stock; therefore all 6 directors will be elected by the holders of SPE Global Common Stock. Vacancies on the SPE Global Board for one or more of the classified positions may be filled by the affirmative vote of a majority of the remaining Directors, even if the remaining directors do not constitute a quorum, for the balance of the term of the class. In addition, the bylaws of each of SPE and SPE Global permit stockholders to call a special meeting of stockholders only if certain procedural requirements are met and the request is made by stockholders of record entitled to cast at least a majority of the votes entitled to be cast at such a meeting. These provisions may have the effect of maintaining the continuity of management and thus may make it more difficult for the Fund’s stockholders to change the majority of Directors. The initial Directors of the SPE Global Board will be the same Directors as currently serve on the SPE Board, and such Directors shall serve in such capacity until such time as their successors are duly elected at a stockholder meeting.

The class and other voting rights of any preferred stock that may be issued could make it more difficult for a Fund to take certain actions that may, in the future, be proposed by the Board of Directors and/or the holders of common stock, such as (i) a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund’s securities if such actions would be adverse to the preferred stock, (ii) converting the Fund to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or (iii) seeking to operate other than as an investment company.

The Maryland General Corporation Law and the charter and bylaws of SPE and SPE Global contain provisions that could make it more difficult for a potential acquiror to acquire either SPE or SPE Global by means of a tender offer, proxy contest or otherwise.  These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of either SPE or SPE Global to negotiate first with the Board of Directors.  We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting.  These provisions, combined with the requirements of the bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.  The bylaws of SPE and SPE Global only allow stockholders to call a special meeting of Stockholders if such request is made to the Secretary of the Fund in writing signed by stockholders having at least 50% of the issued and outstanding shares of voting stock.

The provisions of the Charters and bylaws (the “Governing Documents”) of SPE and SPE Global described above may be regarded as “anti-takeover” provisions. The provisions could have the effect of depriving the owners of shares in either Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of either SPE or SPE Global in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.

Reference is made to the Governing Documents of SPE and SPE Global, on file with the Commission, for the full text of these provisions. See “Further Information.”

Vote to Liquidate

After the first two years of operation and annually thereafter, the stockholders of SPE Global shall be afforded the opportunity to vote on whether to continue SPE Global; provided, however, that such vote will only be required if, during any three (3) month period during the year in which such vote shall take place, the SPE Global Common Stock trades at an average discount to NAV of 5% or more based upon the weekly closing price and NAV. In the event that stockholders vote to discontinue, SPE Global will be wound up and liquidated in accordance with its Charter.

Indemnification of Directors and Officers

The By-laws of each of SPE and SPE Global provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the By-laws of either SPE or SPE Global protects or indemnifies a Director, officer, employee or agent of such fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

FURTHER INFORMATION

Each of SPE and SPE Global are subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith file, or will file, reports and other information with the Commission. Reports, proxy statements and other information filed by SPE and SPE Global with the Commission pursuant to the informational requirements of the 1934 Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the Commission, 100 F Street, N.E., Washington, D.C. 20549. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including SPE and SPE Global that file electronically with the Commission.

SPE Common Stock and SPE Preferred Stock are listed on the NYSE. Reports, proxy statements and other information concerning SPE and filed with the Commission by SPE will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

SPE’s most recent annual report, including audited financial statements for the year ended December 31, 2013 and the semi-annual report as of June 30, 2013, are available upon request (the most recent annual report has been delivered herewith), without charge, by writing to SPE c/o U.S. Bancorp 615 East Michigan Street, Milwaukee, WI 53202, by calling 1-877-607-0414 or via the internet at www.specialopportunitiesfundinc.com.

It is anticipated that SPE Global Common Stock will be listed on the NYSE. Reports, proxy statements and other information concerning SPE Global and filed with the Commission by SPE Global will be available for inspection (in the case of listing on the NYSE) at the NYSE, 20 Broad Street, New York, New York 10005.

Statements contained in this Combined Prospectus/Proxy Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, of which this Combined Prospectus/Proxy Statement forms a part, each such statement being qualified in all respects by such reference.

REQUIRED VOTE FOR PROPOSALS

Messrs. Chadwick, Dakos, Hellerman and Walden must each be elected as Directors (Proposal 1(a)) by a plurality (i.e., a simple majority of the votes cast at the Annual Meeting) of the votes cast by the Common Stockholders and Preferred Stockholders, voting together as a single class, present in person or represented by proxy at the Annual Meeting, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for each Director.

Messrs. Goldstein and Harris must each be elected as Directors (Proposal 1(b)) by a plurality (i.e., a simple majority of the votes cast at the Annual Meeting) of the votes cast by the holders of shares of SPE’s common stock, present in person or represented by proxy at the Annual Meeting, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for each Director.

THE SPE BOARD, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1(A) FOR ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL 1(B) FOR ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

Approval of the Transaction (Proposal 2) by the stockholders is to be determined by the vote of a majority of the outstanding shares of SPE Common Stock and SPE Preferred Stock, voting together as a single class, as defined under the 1940 Act. Under the 1940 Act, this means that to be approved, the Transaction must receive the affirmative vote of the lesser of (1) a majority of the outstanding shares of SPE, or (2) 66 2/3% or more of the shares of SPE represented at the Meeting if more than 50% of the outstanding shares of SPE are present or represented by proxy at the Meeting (“Majority Vote”).

While SPE has no present intention of making any additional distributions in the form of registered investment companies other than the distribution of SPE Global shares pursuant to the Transaction as described above, the Board of SPE in the future could authorize such additional distributions. The Board may elect to delay or not to proceed with the Transaction notwithstanding its approval by stockholders if for any reason the Board determines that such action would be in the best interests of stockholders.

THE SPE BOARD, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF SPE COMMON STOCK AND PREFERRED STOCK, VOTING TOGETHER AS A SINGLE CLASS, VOTE “FOR” APPROVAL OF THE TRANSACTION (PROPOSAL 2).

Approval of the amendment of SPE’s investment restriction (Proposal 3) is to be determined by a Majority Vote of outstanding shares of SPE Common Stock and SPE Preferred Stock, voting together as a single class.

THE SPE BOARD, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF SPE COMMON STOCK AND PREFERRED STOCK, VOTING TOGETHER AS A SINGLE CLASS, VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE INVESTMENT RESTRICTION OF SPE (PROPOSAL 3).

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended investment restriction.

THE SPE BOARD, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF SPE COMMON STOCK AND PREFERRED STOCK, VOTING TOGETHER AS A SINGLE CLASS, VOTE “FOR” APPROVAL OF STANDING INSTRUCTIONS TO BULLDOG INVESTORS TO VOTE PROXIES RECEIVED BY SPE FROM ANY CLOSED-END INVESTMENT COMPANY IN SPE’S PORTFOLIO ON ANY PROPOSAL (INCLUDING THE ELECTION OF DIRECTORS) IN A MANNER WHICH BULLDOG INVESTORS REASONABLY

DETERMINES IS LIKELY TO FAVORABLY IMPACT THE DISCOUNT OF SUCH INVESTMENT COMPANY’S MARKET PRICE AS COMPARED TO ITS NET ASSET VALUE (PROPOSAL 4).

Approval of Proposal 4 is to be determined by a Majority Vote of outstanding shares of SPE Common Stock and SPE Preferred Stock, voting together as a single class.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Annual Meeting of Stockholders on or about January __, 2014. Stockholders of SPE whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. We expect that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication. We may also, with approval of the SPE Board, use a proxy solicitation firm to authorize a proxy to vote your shares.

GENERAL VOTING INFORMATION

If the enclosed proxy is properly executed and returned in time to be voted at the Annual Meeting, the SPE Shares (as defined below) represented thereby will be voted “FOR” each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4, and “FOR” any other matters deemed appropriate unless instructions to the contrary are marked. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Annual Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to SPE at the above address prior to the date of the Annual Meeting. Merely attending the Annual Meeting without voting, however, will not revoke a previously given proxy.

A quorum of stockholders is constituted by the presence in person or by proxy of the holders of shares of stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting. In the event a quorum is not present at the Annual Meeting, or in the event that a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Combined Prospectus/Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate (or, if a quorum is present, a majority of the votes cast). If submitted to stockholders, any such adjournment will require the affirmative vote of a majority of those shares present (or, if a quorum is present, a majority of the votes cast) at the Annual Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Annual Meeting must take place not more than 120 days after the Record Date. At such adjourned Annual Meeting, any business may be transacted which might have been transacted at the original Annual Meeting.

The close of business on January __, 2014 has been fixed as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof.

SPE has two classes of capital stock outstanding: SPE Common Stock and SPE Preferred Stock. The holders of SPE Common Stock and SPE Preferred Stock vote together as a single class and are entitled to one vote for each full share held and an appropriate fraction of a vote for each fractional share held.

The following table sets forth certain ownership information with respect to the SPE Common Stock and SPE Preferred Stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and Directors, as a group, as of the Record Date.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
Common Stock	Karpus Management, Inc.	[1,176,260]**	[16.67]%

183 Sully’s Trail Pittsford, New York 14534

Common Stock	Relative Value Partners, LLC 1033 Skokie Blvd., Suite 470 Northbrook, IL 60062	[1,416,128]***	[20.06]%

Preferred Stock	Karpus Management, Inc. 183 Sully’s Trail Pittsford, New York 14534	[236,433]****	[31.56]%

*	Percent of class is based on the number of shares of common stock or preferred stock of the Fund outstanding as of December 31, 2013.
**	As reported to the SEC on Schedule 13G/A on February 14, 2013.
***	As reported to the SEC on Schedule 13G on August 13, 2013.
****	As reported to the SEC on Schedule 13D/A on October 10, 2013.

Summary of Voting Rights on Proxy Proposals

1a	To elect four Directors to SPE’s Board of Directors.	Holders of SPE Common Stock and SPE Preferred Stock, voting together as a single class
1b	To elect two Directors to SPE’s Board of Directors.	Holders of SPE Preferred Stock, voting together as a single class
2
To consider and vote upon a proposal to contribute a portion of SPE’s assets (which is anticipated to consist largely or exclusively of shares of non-U.S. closed-end investment companies, common stock and preferred stock in foreign corporate entities and cash) having a value of approximately $14 million (approximately 10% of SPE’s net assets as of December 31, 2013), to a newly-organized, diversified, closed-end management investment company, Special Opportunities Global Fund, Inc. (“SPE Global”), and to distribute to common stockholders of SPE shares of common stock of SPE Global.

Holders of SPE Common Stock and SPE Preferred Stock, voting together as a single class
3
To consider and vote upon a proposal to amend an investment restriction of SPE, which currently states that SPE may not “engage in the business of underwriting securities of other issuers,” to state that SPE may not “underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund”.

Holders of SPE Common Stock and SPE Preferred Stock, voting together as a single class
4
To consider and vote upon a proposal to instruct Bulldog Investors, the investment adviser of SPE and SPE Global, to vote proxies received by SPE and SPE Global from any closed-end investment company in the Funds’ respective portfolios on any proposal (including the election of directors) in a manner which Bulldog Investors reasonably determines is
Holders of SPE Common Stock and SPE Preferred Stock, voting together as a single class likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

BROKER NON-VOTES AND ABSTENTIONS

Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposals, no other business may properly come before the Annual Meeting. If any procedural matter is submitted to stockholders, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

Abstentions or broker non-votes will not be counted as votes cast, but will be considered to be present at the Meeting for purposes of determining the existence of a quorum. Consequently, abstentions and broker non-votes will have the same effect as a vote “against” Proposal 1, Proposal 2, Proposal 3 and Proposal 4.

Stockholders of SPE will be informed of the voting results of the Annual Meeting in SPE’s annual report or semi-annual report to stockholders relating to the six-month period in which the Annual Meeting is held.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of SPE does not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

INVESTMENT RESTRICTIONS

Listed below are SPE’s and SPE Global’s fundamental investment policies and limitations.

The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of such shares present at a stockholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.  If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund’s investment policies.  The Fund may not:

(1)           issue senior securities (including borrowing money from banks and other entities and thorough reverse repurchase agreements), except (a) the Fund may borrow in an amount not in excess of 33 1/3% of total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

The following interpretation applies to, but is not a part of, fundamental limitation (1):

Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.”  When the assets and revenues of an agency authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.  However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.  This restriction does not limit the percentage of the Fund’s assets that may be invested in Municipal Obligations insured by any given insurer.

(2)           purchase any security if, as a result of that purchase, 25% or more of the Fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities;

(3)           make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investment in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;

(4)           underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund;1

(5)           purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements

A-1

relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner; or

(6)           purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Neither Fund has any intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

1	For SPE, this provision is subject to Proposal 3 being approved at the Annual Meeting.

A-2

SPECIAL OPPORTUNITIES FUND, INC.
615 East Michigan Street
Milwaukee, WI  53202
(877) 607-0414

SPECIAL OPPORTUNITIES GLOBAL FUND, INC.
615 East Michigan Street
Milwaukee, WI  53202
(877) 607-0414

PART B

STATEMENT OF ADDITIONAL INFORMATION

January __, 2014

This Statement of Additional Information (this “SAI”) relates to the proposed contribution of a portion of the assets (which is anticipated to consist largely of securities of U.S. closed-end investment companies that invest in private and public companies located outside the U.S., non-U.S. investment companies and other private and public companies located within and outside the U.S. and cash) of Special Opportunities Fund, Inc. (“SPE’) having a value of approximately $14 million (approximately 10% of SPE’s net assets as of December 31, 2013), to a newly-organized, diversified, closed-end management investment company, Special Opportunities Global Fund, Inc. (“SPE Global”), and the distribution to common stockholders of SPE shares of common stock of SPE Global (“SPE Global Common Stock”) at an approximate rate of one (1) share of SPE Global Common Stock for every four (4) shares of SPE’s common stock (“SPE Common Stock”). Each of SPE and SPE Global are referred to herein as a “Fund,” and together as the “Funds.” The contribution of such SPE assets to SPE Global and the subsequent distribution of the SPE Global’s shares to SPE common stockholders are referred to herein as the “Transaction.”

This SAI contains information which may be of interest to stockholders of SPE relating to the Transaction, but which is not included in the Combined Prospectus/Proxy Statement dated January __, 2014 (the “Combined Prospectus/Proxy Statement”).

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “Commission”), and is available upon request and without charge by calling U.S. Bancorp Fund Services, LLC at 1-877-607-0414.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

RISK FACTORS AND SPECIAL CONSIDERATIONS	1

Funds’ Rights as Stockholders	1
Repurchase Agreements	1

MANAGEMENT OF SPE AND SPE GLOBAL	2

Directors and Officers	2
Officers	9

PRINCIPAL STOCKHOLDERS	10

SPE	10
SPE Global	11

EXPERTS AND FINANCIAL STATEMENTS	11

ADDITIONAL INFORMATION	11

Brokerage Allocation and Other Practices	11
Portfolio Turnover	12
Proxy Voting Policies and Procedures	12
Code of Ethics and Related Matters	13
Portfolio Manager Information	13
Potential Conflicts of Interest	15

INVESTMENT ADVISORY AND OTHER SERVICES	17

Investment Management	17
Investment Management Agreements	17
Advisory Fee	18
Custodian	18
Transfer Agent	18

ADMINISTRATION AGREEMENT	18

TAXATION	19

Taxation of a Fund	19
Foreign Taxes	21
Taxation of Stockholders	21
Backup Withholding	24
Tax on Net Investment Income	24
Foreign Account Tax Compliance Act	24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

1

RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds’ Rights as Stockholders

Neither SPE nor SPE Global may invest in a company for the purpose of exercising control of management. However, each of SPE and SPE Global may exercise its rights as a stockholder and communicate its views on important matters of policy to the company’s management or its board of directors and/or other stockholders if Bulldog Investors, LLC, each Fund’s investment adviser (“Bulldog Investors”) or the Board of Directors of a Fund determines that such matters could have a significant effect on the value of the Fund’s investment in the company. The activities that SPE and SPE Global may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company’s corporate structure or business activities; seeking changes in a company’s board of directors or management; seeking changes in a company’s direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Bulldog Investors will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a fund will not be undertaken or liabilities incurred.

Each of SPE and SPE Global may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Bulldog Investors and the applicable board of directors (each, a “Board of Directors”, or the “Board”) determine this to be in the best interests of the Fund’s stockholders.

Repurchase Agreements

In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

* * *

Bulldog Investors believes that each of SPE and SPE Global are suitable for investment only by persons who can invest without concern for current income, and that such Funds are suitable only for those investors who are in a financial position to assume above-average risks in search for long-term capital appreciation.

1

MANAGEMENT OF SPE AND SPE GLOBAL

Directors and Officers

The business and affairs of each of SPE and SPE Global are managed under the direction of the Board of each Fund, and the day-to-day operations of each Fund are conducted through or under the direction of its respective officers.

The Board of Directors of each of SPE and SPE Global is comprised of the same 6 individuals. Each of the Directors is elected for a one year term until his successor is elected and qualifies or until he resigns or is otherwise removed. With respect to SPE, two of the Directors are elected by the holders of SPE Preferred Stock, voting as a separate class. Ben Harris and Phillip Goldstein were elected to the Board of Directors of SPE at the December 2012 annual meeting of shareholders. The remaining four Directors are elected by the holders of SPE Common Stock and SPE Preferred Stock, voting together as a single class. To the extent permitted by the 1940 Act and Maryland law, vacancies on the Board can be filled by a majority of the remaining Directors, even if the remaining Directors do not constitute a quorum, for the remainder of the term of the respective Board position. Because SPE Global has no issued and outstanding preferred stock, all 6 of its Directors will be elected by holders of SPE Global Common Stock. The initial Directors of the SPE Global Board will be the same Directors as currently serve on the SPE Board, and such Directors shall serve in such capacity until such time as their successors are duly elected at a stockholder meeting.

There are no family relationships between either of the Funds’ Directors and officers. Each Director will hold office until his term expires and his successor has been duly elected or until his earlier resignation or removal.

The following table sets forth certain information as to each Director of each Fund. The Directors are responsible for the overall supervision of the operations of each Fund and have the various duties imposed on directors of registered investment companies by the 1940 Act. Each Director of SPE Global became a Director in 2013.

Name, Age and Address*	Position(s) with each Fund	SPE Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director**	Other Public Directorships held by Director
Interested Directors
Andrew Dakos*** (47)	President as of October 2009.	1 year; Since 2009	Member, Bulldog Investors, since 2009; Chief Compliance Officer of Bulldog Investors from 2009-2012; Member, Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several investment partnerships in the Bulldog Investors group of private funds, and Manager, Kimball & Winthrop, LLC, the managing general	1	Director, Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation; Director, Imperial Holdings, Inc.;

2

			partner of Bulldog Investors General Partnership, since 2012; Member of the general partner of several private investment partnerships in the Bulldog Investors group of private funds from 2001-2012.
Phillip Goldstein*** (68)	Chairman and Secretary as of October 2009.	1 year; Since 2009	Member, Bulldog Investors since 2009; Member, Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several investment partnerships in the Bulldog Investors group of private funds, and Manager of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership since 2012; Member of the general partner of several private investment partnerships in the Bulldog Investors group of private funds from 1992-2012.	1
Chairman, Mexico Equity and Income Fund, Inc.; Chairman, Brantley Capital Corporation; Director, ASA Ltd.; Director, MVC Capital, Inc.; Director, Imperial Holdings, Inc.; Director, Korea Equity and Income Fund, Inc. (until 2012)

Gerald Hellerman**** (76)	Chief Compliance Officer as of January 2010.	1 year; Since 2009	Managing Director of Hellerman Associates (a financial and corporate consulting firm) since 1993 (which has terminated activities as of December 31, 2013).	1
Director, Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation (until 2013); Director, MVC Capital, Inc.; Director, Ironsides Partners Opportunity Offshore Fund Ltd.; Director, Imperial Holdings, Inc.; Director, Old Mutual Absolute Return and Emerging Managers Fund

3

					Complex (until 2011); Director, TM Entertainment and Media, Inc. (until 2009); Director, AirNet Systems, Inc. (until 2008)
Non-Interested Directors
James Chadwick (40)	-	1 year; Since 2009	Managing Director of Main Street Investment Partners, LLC (private equity firm); Managing Director of Opus Partners, LLC (private equity firm); Managing Director of Harlingwood Equity Partners LP; Managing Partner of Chadwick Capital Management.	1	Director, Imperial Holdings, Inc.
Ben Harris (44)	-	1 year; Since 2009	Principal and Director of NHI II, LLC and NBC Bancshares, LLC.	1	None
Charles C. Walden (68)	-	1 year; Since 2009	President and Owner of Sound Capital Associates, LLC (consulting firm).	1	Lead Trustee, Third Avenue Funds (fund complex consisting of five funds and one variable series trust).

*	The address for all directors and officers is c/o [Name of applicable Fund], 615 East Michigan Street, Milwaukee, WI 53202.

**	The Fund Complex is comprised of only the Funds.
***
Messrs. Dakos and Goldstein are each considered an “interested person” within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC and their positions as officers of each Fund.

****
Mr. Hellerman is considered an “interested person” of each Fund within the meaning of the 1940 Act because he serves as each Fund’s Chief Compliance Officer. Mr. Hellerman is not affiliated with Bulldog Investors, LLC.

4

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which each Board of Directors believes has prepared them to be effective Directors.

James Chadwick.
Mr. Chadwick has been a Director of SPE since 2009.  He has over 15 years of investment management experience, selecting investments, managing risk and managing investment pools of capital.  Mr. Chadwick previously worked with a large accounting firm auditing public companies.  He has served as a director of four other public companies and has served on certain of their audit, governance, nominating and compensation committees.

Andrew Dakos.
Mr. Dakos has been the President and a Director of SPE since 2009. He is also a Member of the Adviser.  Mr. Dakos has over 12 years of investment management experience.  He is currently a principal of Bulldog Holdings, LLC, which owns several entities serving as general partner of seven private investment partnerships.  Mr. Dakos is also a director of one other closed-end fund and a specialty finance company.

Phillip Goldstein.
Mr. Goldstein has been the Chairman of the Board and the Secretary of SPE since 2009.  He is also a Member of the Adviser.  Mr. Goldstein has 20 years of investment management experience.  He is currently a principal of Bulldog Holdings, LLC, which owns several entities serving as general partner of seven private investment partnerships.  Mr. Goldstein is also a director of two other closed-end funds, two business development companies (one of which is undergoing liquidation) and a specialty finance company.

Ben H. Harris.
Mr. Harris has been a Director of SPE since 2009.  He has extensive experience in the management of private and public entities, highly regulated entities and corporate restructurings.  In addition to the Funds, Mr. Harris is currently a director of two private companies.

Gerald Hellerman.
Mr. Hellerman has been a Director of SPE since 2009 and its Chief Compliance Officer since January 2010.  Mr. Hellerman has more the 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the U.S. Securities and Exchange Commission and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years.  He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant since 1993.

Charles C. Walden.
Mr. Walden has been a Director of SPE since 2009.  He has over 40 years of experience in investments, including 30 years experience as a chief investment officer in the life insurance industry.  He has served on the board of directors of mutual funds for over 15 years, including the investment committees of a healthcare system and a religious diocese.  Mr. Walden is a Chartered Financial Analyst.

The Board of each Fund believes that each Director’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Director brings to the entire Board, with no single Director, or particular factor, being indicative of Board effectiveness. However, each Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of each Fund) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences.

5

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of a fund’s directors not be “interested persons” (as defined in the 1940 Act) of the fund and as such are not affiliated with the fund’s investment adviser (“Non-Interested Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of a fund’s directors must be Non-Interested Directors, and for certain important matters, such as the approval of investment management agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Non-Interested Directors. The Boards of the Funds currently consists of six individuals, two of whom are Interested Directors of Bulldog Investors, and one of whom is an Interested Director of the Funds but not of Bulldog Investors.  The Chairman of each of the Funds’ Boards, Mr. Goldstein, is an Interested Director and is the Secretary of each Fund and is a principal of Bulldog Investors.  Neither Funds’ Board has a lead independent director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from Bulldog Investors and other service providers with respect to services provided to the Funds, potential conflicts of interest that could arise from these relationships and other risks that the Funds may face.  The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Funds’ operations is important, in light of the size and complexity of the Funds and the risks that the Funds face.  The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Fund, and the environment in which the Fund operates changes.

Information relating to each Director’s share ownership in SPE as of December 31, 2013 is set forth in the tables below. To the knowledge of the Fund’s management, the Directors and officers of the Fund beneficially owned, as a group, less than 1% of the shares of the Fund’s common stock and less than 1% of the shares of the Fund’s preferred stock.   SPE Global had not commenced operations as of December 31, 2013; therefore, no Director owned shares of SPE Global as of that date.

Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
James Chadwick	Independent Director	$10,001 - $50,000	$10,001 - $50,000
Ben H. Harris	Independent Director	Over $100,000	Over $100,000
Charles C. Walden	Independent Director	Over $100,000	Over $100,000
Andrew Dakos**	Interested Director, President	$50,001 - $100,000	$50,001 - $100,000
Phillip Goldstein**	Interested Director, Chairman and Secretary	Over $100,000	Over $100,000
Gerald Hellerman***	Interested Director, Chief Compliance Officer	Over $100,000	Over $100,000

*	The Family of Investment Companies is comprised of only the Funds.
**
Messrs. Dakos and Goldstein are each considered an “interested person” of the Funds within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC and their positions as officers of the Fund.

***	Mr. Hellerman is considered an “interested person” of the Funds within the meaning of the 1940 Act because he serves as each Fund’s Chief Compliance Officer.

6

Director Transactions with Fund Affiliates.  As of December 31, 2013, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates.  Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

Board Committees and Meetings

Audit Committee. The Board of Directors of each Fund has an audit committee (the “Audit Committee”) that acts pursuant to a written charter (the “Audit Committee Charter”) and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party providers; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors and the full Board; and (v) to act as liaison between the Fund’s independent auditors and the full Board.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.  Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Director is not a member.

The Audit Committee currently consists of Messrs. Chadwick, Harris and Walden.  None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  Mr. Walden is the Chairman of the Audit Committee.  During the fiscal year ended December 31, 2013, the Audit Committee of SPE met three times. SPE Global had not commenced operations as of December 31, 2013; therefore, the Audit Committee of SPE Global held no meetings.

Nominating and Corporate Governance Committee. The Board of Directors of each Fund has established a Nominating and Corporate Governance Committee that acts pursuant to a written charter (the “Nominating and Corporate Governance Committee Charter”).  The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and selecting qualified individuals to become Board members and members of Board committees and developing, adopting and periodically monitoring and updating the Fund’s corporate governance principles and policies.

The Nominating and Corporate Governance Committee currently consists of Messrs. Chadwick, Harris and Walden.  Mr. Chadwick serves as the Chairman of the Nominating and Corporate Governance Committee. None of the members is an “interested person” for purposes of the 1940 Act, and each is independent as defined under listing

7

standards of the NYSE applicable to closed-end funds.  During the fiscal year ended December 31, 2013, the Nominating and Corporate Governance Committee of SPE met twice. SPE Global had not commenced operations as of December 31, 2013; therefore, the Nominating and Corporate Governance Committee of SPE Global held no meetings.

In nominating candidates, the Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, and that there are no specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for Director, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating and Corporate Governance Committee will consider nominees recommended by Stockholders if a vacancy occurs.  In order to recommend a nominee, a Stockholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The Stockholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Stockholders.  Stockholders can send other communications to the Board, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Valuation Committee.  The Board of Directors of each Fund has also established a Valuation Committee.  Its purpose is to (i) review all monthly reports and any other interim reports regarding the valuation of securities in the Fund’s portfolio, and (ii) review and approve the valuation of all fair valued securities.  The Valuation Committee consists of the Board’s three Independent Directors, Messrs. Harris, Chadwick and Walden.  Mr. Harris serves as the Chairman of the Valuation Committee.  The Valuation Committee of SPE met four times during the fiscal year ended December 31, 2013. SPE Global had not commenced operations as of December 31, 2013; therefore, the Valuation Committee of SPE Global held no meetings.

Board’s Role in Risk Oversight of the Fund.

The Board of each Fund oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of Bulldog Investors, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

8

Compensation of Directors

The Board of neither Fund has a standing compensation committee.  Currently, each Independent Director of SPE receives an annual retainer equal to $30,000 for serving as a Director and attending the quarterly meetings of the Board, paid quarterly in advance, plus $1,000 for each special Board meeting attended in person (or $500 if attended by telephone).  Each Independent Director is entitled to receive such compensation for any partial quarter for which he serves. Each Independent Director of SPE Global receives an annual retainer equal to $30,000 for serving as a Director and attending the quarterly meetings of the Board, paid quarterly in advance.

Directors of either Fund who are “interested persons” of Bulldog Investors will not receive any compensation for their services as Directors.  Neither Fund has a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the either Fund pays any compensation to its respective Directors.  The table below details the amount of compensation SPE’s Directors received from the Fund during the fiscal year ended December 31, 2013.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors*
Independent Directors
James Chadwick	$32,000	None	None	$32,000
Ben Hormel Harris	$33,000	None	None	$33,000
Charles C. Walden	$33,000	None	None	$33,000
Interested Directors
Andrew Dakos	None	None	None	None
Phillip Goldstein	None	None	None	None
Gerald Hellerman	$70,000**	None	None	$70,000**

*	The Fund Complex is comprised of only the Funds.
**
In addition to his compensation as a Director, Mr. Hellerman received $40,000 from SPE during the fiscal year ended December 31, 2013 as compensation for service in his capacity as the Fund’s Chief Compliance Officer.

Director Transactions with Fund Affiliates.  As of December 31, 2013, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates.  Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

Officers

Certain biographical and other information concerning the officers of SPE and SPE Global, other than Andrew Dakos, Phillip Goldstein and Gerald Hellerman, is set forth below. Information regarding Mr. Dakos, Mr. Goldstein and Mr. Hellerman is set forth in the tables above regarding Directors of the Funds. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer will hold office until his respective successor is duly elected and qualified. Each officer became an officer of SPE Global in 2013.

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Name, Age and Address*	Position(s) with each Fund	SPE Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Other Public Directorships
Rajeev Das (44)	Vice-President and Treasurer as of October 2009	1 year; Since 2009	Head of Trading for several entities serving as the general partner of eight private investment partnerships in the Bulldog Holdings group of funds, since 1997.	None
Thomas Antonucci (45)	Chief Financial Officer	Since January 2014	Director of Operations at Bulldog Investors since November 2006.	None

*	The address for all officers is c/o [Name of applicable Fund], 615 East Michigan Street, Milwaukee, WI 53202.

PRINCIPAL STOCKHOLDERS

SPE

As of December 31, 2013, there were [7,061,913] shares of Common Stock and 748,486 shares of Preferred Stock outstanding. The following persons were known to SPE to be beneficial owners or owners of record of 5% or more of its outstanding shares of common stock as of the Record Date:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
Common Stock	Karpus Management, Inc. 183 Sully’s Trail Pittsford, New York 14534	[1,176,260]**	[16.67]%

Common Stock	Relative Value Partners, LLC 1033 Skokie Blvd., Suite 470 Northbrook, IL 60062	[1,416,128]***	[20.06]%

Preferred Stock	Karpus Management, Inc. 183 Sully’s Trail Pittsford, New York 14534	[236,433]****	[31.56]%

*	Percent of class is based on the number of shares of common stock or preferred stock of SPE outstanding as of December 31, 2013.
**	As reported to the SEC on Schedule 13G/A on February 14, 2013.
***	As reported to the SEC on Schedule 13G on August 13, 2013.
****	As reported to the SEC on Schedule 13D/A on October 10, 2013.

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SPE Global

As of the date of the Combined Prospectus/Proxy Statement, [1,765,478] shares of SPE Global Common Stock are outstanding, which are owned beneficially and of record by SPE. These shares were issued in respect of SPE’s contribution of $[105,929] of initial capital to SPE Global. SPE has represented that these shares were, or will be, purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the Securities Act of 1933, as amended or an applicable exemption therefrom.

EXPERTS AND FINANCIAL STATEMENTS

Tait, Weller & Baker LLP (“Tait Weller”), serves as the independent registered public accounting firm of each of SPE and SPE Global. Tait Weller annually renders, or will annually render, an opinion on the financial statements of the respective Fund. Tait Weller has an office at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, and also performs tax and other professional services for the Funds.

The statement of assets and liabilities of SPE Global, as of December 31, 2013, contained in this SAI has been included herein in reliance on the report of Tait Weller and upon the authority of such firm as experts in auditing and accounting. The statement of assets and liabilities of SPE, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected per share date and ratios for each of the five years in the period then ended included in the Annual Report have been audited by Tait Weller as indicated in their report with respect thereto, and are incorporated in this SAI by reference in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

Investors can call U.S. Bancorp Fund Services, LLC at 1-877-607-0414 to request copies of SPE’s annual and semi-annual reports, to request other information about SPE, or to make stockholder inquiries. SPE’s reports are also available at the website www.specialopportunitiesfundinc.com. You may also obtain SPE’s reports, proxy and information statements and other information regarding SPE that is filed electronically with the Commission on the Commission’s web site (http://www.sec.gov).

ADDITIONAL INFORMATION

Brokerage Allocation and Other Practices

Subject to the supervision of the Board of Directors, decisions to buy and sell securities for each of the Funds are made by Bulldog Investors.  Bulldog Investors is authorized by the Directors to allocate the orders placed by them on behalf of the Fund to brokers and dealers who may, but need not, provide research or statistical material or other services to the Fund or Bulldog Investors for the Fund’s use.  Such allocation is to be in such amounts and proportions as Bulldog Investors may determine.

In selecting a broker or dealer to execute each particular transaction, Bulldog Investors will take the following into consideration: (i) best net price available; (ii) the reliability, integrity and financial condition of the broker or dealer; (iii) the size of and difficulty in executing the order; and (iv) the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if Bulldog Investors determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

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In allocating portfolio brokerage, Bulldog Investors may select brokers or dealers who also provide brokerage, research and other services to other accounts over which Bulldog Investors exercise investment discretion.  Some of the services received as the result of the Fund’s transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

 During each of the three years ended December 31, 2011, 2012 and 2013, SPE paid brokerage commissions as follows: $142,056, $159,538, and $[●], respectively. As of December 31, 2013, SPE Global had not yet commenced operations.

Portfolio Turnover

Neither SPE nor SPE Global engages in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the applicable Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes. SPE’s portfolio turnover rates for the years ended December 31, 2012 and December 31, 2013 were 55% and 62%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of SPE’s portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less. As of December 31, 2013, SPE Global had not yet commenced operations.

Proxy Voting Policies and Procedures

The Funds’ Boards of Directors have delegated the responsibility to vote the proxies of securities held by the Funds to Bulldog Investors.  Bulldog Investors has adopted a Proxy Voting Policy which, in compliance with Rule 206(4)-6 under the Adviser Act, is reasonably designed to ensure Bulldog Investors votes in the Funds’ best interest.  The following summarizes Bulldog Investors’ proxy voting policy and procedure and guidelines.

Proxy Voting Policies

Bulldog Investors believes that the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations, can have an impact on the value of its investment.  Bulldog Investors analyzes the proxy statements of issuers whose stock is owned by its clients, as necessary and votes proxies on behalf of such clients.

Bulldog Investors’ decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment.  Proxies are voted solely in the interests of Bulldog Investors’ clients.

Proxy Voting Procedures

In evaluating proxy statements, the Fund’s portfolio managers rely upon their own fundamental research, and information presented by company management and stockholder groups. Bulldog Investors will not delegate its proxy voting responsibility on behalf of the Fund to a third party proxy voting service.

Proxy Voting Guidelines

Private Funds and Managed Accounts.  Bulldog Investors will generally vote proxies in favor of proposals that, in the opinion of the portfolio managers, seek to enhance shareholder value and shareholder democracy.

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Investment Companies.  With respect to proxies of closed-end investment companies held by SPE, in order to comply with Section 12(d) of the 1940 Act, Bulldog Investors will vote SPE’s proxies on any proposal (including the election of directors) in a manner which Bulldog Investors reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, the Fund’s portfolio managers will consider whether any business or other relationships between a portfolio manager, Bulldog Investors and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Bulldog Investors’ Code of Ethics requires all members to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the their ability to act objectively and effectively in the best interests of Bulldog Investors and the Fund, and restricts their ability to engage in certain outside business activities. Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request, by calling the Funds toll-free at (877) 607-0414 and on the Commission’s Internet site at http://www.sec.gov.

Code of Ethics and Related Matters

Each Fund and Bulldog Investors have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made pursuant to the code’s requirements.

The Code of Ethics of each Fund can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Commission at 202-551-8090. The Code of Ethics of each Fund is also available on the EDGAR database on the Commission’s Internet web site at http://www.sec.gov. Copies of each Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Room, Washington, D.C. 20549-0102.

Portfolio Manager Information

The Portfolio Manager of each Fund is comprised of principals and employees of Bulldog Investors.  Phillip Goldstein, Andrew Dakos, and Rajeev Das comprise the group (the “Group”) of individuals responsible for the day-to-day management of each Fund’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Managing Member of Bulldog Investors, LLC since its inception in October 2009. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  From 1992-2012, Mr. Goldstein was a member of the general partner of several private investment partnerships in the Bulldog Investors group of funds.  He has been a director of the following closed-end funds: Mexico Equity and Income Fund since 2000, ASA Ltd since 2008 and Korea Equity Fund from 2010-2012.  He also is a director of: MVC Capital, Inc., a business development company, since 2012, Brantley Capital Corporation (in liquidation), a business development company, since 2001, and Imperial Holdings, Inc., a specialty finance company, since 2012.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

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Andrew Dakos: Managing Member of Bulldog Investors, LLC since its inception in October 2009, and Chief Compliance Officer of Bulldog Investors, LLC from 2009-2012. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  From 1992-2012, Mr. Dakos was a member of the general partner of several private investment partnerships in the Bulldog Investors group of funds.  He has been a director of the Mexico Equity and Income Fund since 2001, Brantley Capital Corporation (in liquidation) intermittently since 2005, and Imperial Holdings, Inc. since 2012.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Bulldog Investors, LLC since its inception in October 2009.  Since 2004, Mr. Das has been a Principal of the entities serving as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds.  He has been a director of The Mexico Equity and Income Fund, Inc. since 2001.  Mr. Das provides investment research and analysis.   Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

The following table shows the number of other accounts managed by each member of the Group and the total assets in the accounts managed within various categories as of [November 30], 2013.

			ADVISORY FEE BASED ON PERFORMANCE
TYPE OF ACCOUNTS	NUMBER OF ACCOUNTS	TOTAL ASSETS ($ IN MILLIONS)	NUMBER OF ACCOUNTS	TOTAL ASSETS
PHILLIP GOLDSTEIN
Registered Investment Companies	0
Other Pooled Investments	11	416.3	11	416.3
Other Accounts	5	13.0	5	13.0

ANDREW DAKOS
Registered Investment Companies	0
Other Pooled Investments	11	416.3	11	416.3
Other Accounts	5	13.0	5	13.0

RAJEEV DAS
Registered Investment Companies	0
Other Pooled Investments	11	416.3	11	416.3
Other Accounts	5	13.0	5	13.0

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Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, the investment advisor may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles and other accounts managed by Bulldog Investors.  In order to address these conflicts of interest, Bulldog Investors has adopted a Trade Allocation Policy which recognizes the importance of trade allocation decisions and attempts to achieve an equitable balancing of competing client interests.  The Policy establishes certain procedures to be followed in connection with placing and allocating trades for client accounts.

Compensation for Messrs. Goldstein, Dakos and Das is comprised solely of net income generated by the Fund’s investment adviser.

As of December 31, 2013, the members of the Group responsible for the day-to-day management of the Fund’s portfolio owned less than 1% of the Fund’s Common Stock.

Securities Ownership of Portfolio Managers. The following table sets forth the dollar range of securities beneficially owned by each portfolio manager in SPE as of December 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities Held in SPE
Phillip Goldstein	Over $100,000
Andrew Dakos	$50,001 - $100,000
Rajeev Das	$10,001 - $50,000

As of the date of this SAI, none of the portfolio managers of SPE Global own any equity securities of SPE Global.

Potential Conflicts of Interest

Each Portfolio Manager’s day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Bulldog Investors to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Bulldog Investors may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. See also, “—Portfolio Transactions” above.

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Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Bulldog Investors has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by Funds or other Bulldog Investors client accounts to Bulldog Investors), which relates to the management of one or more Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Bulldog Investors Portfolio Manager’s compensation is tied to performance fees earned by Bulldog Investors for the management of any one client account.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for a Fund or other client account or personally buys, holds or sells the shares of one of the Funds. To address this, Bulldog Investors has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund stockholders’ interests). See “—Code of Ethics and Related Matters” above. Bulldog Investors generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

Bulldog Investors and each of the Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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INVESTMENT ADVISORY AND OTHER SERVICES

Investment Management

Bulldog Investors serves as the investment adviser to SPE and SPE Global pursuant to an Investment Management Agreement with each Fund (as defined below in the section entitled “—Investment Management Agreements”). Bulldog Investors (which term as used in this Combined Prospectus/Proxy Statement includes its corporate predecessor), a Delaware limited liability company, is an investment advisory firm that was organized in October 2009. Bulldog Investors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Bulldog Investors became investment adviser of SPE in October 2009, when SPE previous advisor UBS Global Asset Management (Americas) Inc. resigned effective October 18, 2009 after a change in the Board of SPE. The Board of Directors of SPE Global, including all of the Directors who are not “interested persons” of the Fund under the 1940 Act, approved Bulldog Investors as the investment adviser of SPE Global in December 2013. Bulldog Investors also serves as investment adviser to other management investment companies and institutional accounts. As of December 31, 2013, Bulldog Investors managed approximately $[·] in assets for SPE and other client accounts. Bulldog Investors’ principal business address is 80 West, 250 Pehl Avenue, Suite 708, Saddle Brook, New Jersey 07663.

Under each of the SPE Charter and the SPE Global Charter, and Maryland law, each Fund’s business and affairs are managed under the direction of its Board of Directors. Investment decisions for the Fund are made by Bulldog Investors, subject to any direction it may receive from the Fund’s Board of Directors, which periodically reviews the Funds’ investment performance.

Investment Management Agreements

Under the Investment Management Agreement between SPE and Bulldog Investors dated December 10, 2009 (the “SPE Investment Management Agreement”), and the Investment Management Agreement between SPE Global and Bulldog Investors dated December __, 2013 (the “SPE Global Investment Management Agreement,” and together with the SPE Investment Management Agreement, the “Investment Management Agreements”), Bulldog Investors provides overall investment management services for each Fund, and in connection therewith (i) supervises the Fund’s investment program, including advising and consulting with the Board regarding the Fund’s overall investment strategy; (ii) makes, in consultation with the Board, investment strategy decisions for the Fund; (iii) manages the investing and reinvesting of the Fund’s assets; (iv) places purchase and sale orders on behalf of the Fund; (v) advises the Fund with respect to all matters relating to the Fund’s use of leveraging techniques; and (vi) provides or procures the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund.

Each Fund pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholder reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated directors’ fees; and brokerage commissions. Please see the section of this SAI entitled, “Administration Agreement” for more information.

Pursuant to its terms, the SPE Investment Management Agreement had, and the SPE Global Investment Management Agreement will have, an initial term of two years, and each continues from year to year thereafter if approved annually (i) by the respective Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to an Investment Management Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated by the respective Fund at any time, without penalty, on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

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Advisory Fee

SPE

As compensation for its services under the SPE Investment Management Agreement with SPE, Bulldog Investors receives an advisory fee consisting of a monthly fee at an annual rate of 1.00% of the value of SPE’s average weekly total assets, including any assets attributable to leverage, for the investment management and research services provided. For the fiscal years ended December 31, 2013 and 2012, SPE paid Bulldog Investors $[·] and $1,331,548, respectfully, in management fees.

SPE Global

The advisory fee structure for SPE Global will be different from SPE. SPE Global will pay Bulldog Investors an advisory fee consisting of a monthly fee at an annual rate of 1.25% of the value of SPE Global’s average weekly total assets, including any assets attributable to leverage, for the investment management and research services provided. For the fiscal year ended December 31, 2013, SPE Global did not pay Bulldog Investors any management fee.

Custodian

U.S. Bank, N.A.  (“U.S. Bank”) is the custodian for the securities, cash and other assets of each Fund but it does not participate in either Fund’s investment decisions. Each Fund has authorized U.S. Bank to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. U.S. Bank’s main office is at 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212.

Transfer Agent

American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, is the transfer agent, dividend-paying agent and registrar for each Fund’s shares, but it does not participate in either Fund’s investment decisions.

ADMINISTRATION AGREEMENT

Effective October 18, 2009, SPE and U.S. Bancorp Fund Services, LLC (“USBSF”) entered into a Fund Administration and Servicing Agreement (the “SPE Administration Agreement”). SPE Global and USBSF also have entered into a Fund Administration and Servicing Agreement (the “SPE Global Administration Agreement,” and together with the SPE Global Administration Agreement, the “Administration Agreements”). Under the terms of the Administration Agreements, USBSF provides the Funds with, among other things, administrative, professional, compliance and clerical services; necessary personnel, office space and facilities and equipment; preparation of its prospectuses, statements of additional information and proxy statements, shareholders’ reports and notices and other reports and filings made to and with the Commission and/or other regulators; administering shareholder accounts, handling shareholder relations and such other services as USBSF, subject to the Funds’ Board of Directors, shall from time to time determine to be necessary or useful to perform its obligations under the terms of the Administration Agreement. USBSF also, on behalf of the Funds, conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and other such persons in any such other capacity deemed to be necessary or desirable. USBSF receives a fee under the terms of either Administration Agreement and is reimbursed by the Funds on a monthly, or more frequent basis, for any and all out-of pocket expenses that it may incur in providing services under the Administration Agreement, including, without limitation, the costs and expenses relating to telecommunication charges, postage and delivery charges, and reproduction charges as are reasonably incurred by USBFS in performing its duties.  In accordance with the SPE Administration Agreement, for

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the fiscal years ended December 31, 2013 and December 31, 2012, USBSF received $[●] and $98,098, respectively, in reimbursements from SPE. SPE Global has not yet paid any fees under the SPE Global Administration Agreement.

TAXATION

The following discussion summarizes certain U.S. federal income tax considerations affecting SPE and SPE Global and each of their stockholders. The discussion is based on the tax laws of the United States and the interpretations thereof, in effect on the date of this SAI. Such tax laws are subject to change and to new interpretations by the courts and the Internal Revenue Service (the “IRS”) and such changes and new interpretations can apply retroactively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting SPE, SPE Global and their stockholders and this discussion does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in SPE and SPE Global in their particular circumstances.

Taxation of a Fund

SPE has qualified and intends to continue to qualify, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). SPE Global intends to elect to and qualify as a RIC. To qualify and remain qualified as a RIC, each Fund must, among other conditions, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain “publicly traded partnerships” (as defined under the Code) that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its assets so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets consists of cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of a fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other RICs), (II) any two or more issuers in which a fund owns more than 20% or more of the voting securities and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

If a RIC fails a gross income test for any taxable year, it nevertheless may qualify as a RIC for the year if it is entitled to relief under certain savings provisions of the Code and pays a penalty tax. The savings provisions generally will be available if (i) after the RIC identifies such failure, it files a schedule describing each item of gross income for such taxable year that fails the gross income tests, and (ii) the RIC’s failure to meet the test was due to reasonable cause and not due to willful neglect. The penalty tax equals the amount (if any) by which the gross income that fails the RIC gross income test exceeds 1/9 of the RIC gross income that satisfies the RIC gross income test.

Similarly, if a RIC fails to meet an asset test, the RIC will not lose its RIC status if (i) once the RIC identifies the failure, the RIC describes each asset that caused the failure in a schedule filed with the IRS; (ii) the failure is due to reasonable cause and not willful neglect; (iii) within six months of the close of the quarter in which the RIC identifies the failure, the RIC either disposes of the asset or otherwise passes the asset test; and (iv) unless the failure is a de minimis failure, the RIC pays a tax in an amount equal to the greater of (a) $50,000, or (b) the amount equal to the product of (I) the net income generated by the non-qualifying assets, and (II) the highest rate of corporate income tax. A failure of the assets tests is de minimis if the total value of the non-qualifying assets does not exceed the lesser of (i) 1% of the total value of the RIC’s assets, and (ii) $10,000,000.

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If SPE or SPE Global invests in any partnership, including a Qualified Publicly Traded Partnership, it may subject that Fund to state, local, or foreign income, franchise or withholding tax liabilities.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its income and gains provided that for each taxable year it distributes to stockholders an amount equal to at least 90% of the sum of its (i) investment company taxable income (which includes dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). Each fund intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each of SPE and SPE Global must or will, as the case may be, distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no federal income tax. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, each Fund will be liable for the tax only on the amount by which it fails to meet these distribution requirements.

A distribution will be treated as paid by a Fund during the calendar year if it is (i) paid during the calendar year or (ii) declared by the Fund in October, November or December of the year, payable to its stockholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received no later than December 31 of the year the distributions are declared, rather than when the distributions are paid.

If a Fund were unable to satisfy the 90% distribution requirement or, notwithstanding the savings provisions of the Code, otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s stockholders would not be deductible by the Fund in computing its taxable income. To re-qualify to be taxed as a RIC in a subsequent year, a Fund would be required to distribute to its stockholders its earnings and profits attributable to its non-RIC years. In addition, if a Fund failed to qualify as a RIC for a period greater than two taxable years, it would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Gain or loss on the sales of securities by each Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Investments by either SPE or SPE Global in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments that cannot be eliminated by making distributions to stockholders. Elections may be available to a Fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash.

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Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Stockholders.”

Each Fund may invest in debt obligations purchased at a discount with the result that each Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. Each Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a contemporaneous cash distribution, a Fund could be required to include in taxable income amounts it has not yet received. Any such income would be treated as income earned by each Fund and therefore would be subject to the distribution requirements of the Code. This might prevent a Fund from distributing an amount equal to 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent a Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, a Fund may be required to borrow money, or dispose of securities it would rather retain, in order to be able to make distributions to its stockholders.

If either of SPE or SPE Global does not meet the asset coverage requirements of the 1940 Act and, in the case of SPE, the Articles Supplementary, the Fund will be required to suspend distributions to the holders of common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.

Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other effects, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely change the date on which a purchase or sale of stock or securities is deemed to occur, (vi) adversely change the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income test described above. Each of SPE and SPE Global will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Foreign Taxes

Since each Fund, particularly SPE Global, may invest in foreign securities, income from such securities may be subject to non-U.S. taxes. SPE expects to invest less than 50% of its total assets in foreign securities. As long as SPE continues to invest less than 50% of its assets in foreign securities, its stockholders will be unable to claim the foreign tax deduction or foreign tax credit with respect to certain foreign taxes paid by the Fund. SPE Global expects to invest more than 50% of its total assets in foreign securities.

Taxation of Stockholders

SPE and SPE Global each will determine either to distribute or to retain for reinvestment all or part of its net capital gain. Any such gain retained by a Fund will be subject to a 35% tax. In that event, each Fund expects to designate the retained amount as undistributed capital gain in a notice to its stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by each Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of

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the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such stockholder’s gross income.

Distributions paid by each Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the distributing Fund’s earnings and profits. Such distributions, if reported by the distributing Fund in a written statement furnished to its stockholders, may, however, qualify (provided holding period and other requirements are met by the distributing Fund and its stockholders) (i) for the dividends received deduction available to corporations, but only to the extent that the distributing Fund’s income consists of dividend income from U.S. corporations and (ii) as qualified dividend income eligible for the reduced maximum federal tax rate available to individuals (a maximum rate of 15% for individuals with no more than $400,000 of income ($450,000 if married filing jointly) and 20% for any portion of dividend income that exceeds those amounts) but only to the extent that the distributing Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (for example, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose shares with respect to which such dividend is paid are readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. If either of SPE or SPE Global engages in certain securities lending transactions, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment.

Distributions of net capital gain (if any) reported as capital gain distributions in written statements furnished to a stockholder are taxable at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the stockholder has held its Fund shares. Capital gain distributions are not eligible for the dividends received deduction. The maximum federal tax rate on net long-term capital gain of individuals is 15% for individuals with no more than $400,000 of income ($450,000 if married filing jointly) and 20% for any portion of net long-term capital gain that exceeds those amounts). Distributions in excess of a distributing Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will be taxable at a maximum rate of 39.6%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

If an individual receives a dividend that is eligible for qualified dividend income treatment, and such dividend constitutes an “extraordinary dividend,” then any loss on the sale or exchange of the Fund shares in respect of which the extraordinary dividend was paid, will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” for this purpose is generally a dividend (i) in an amount greater than or equal to 10% or 5% of the taxpayer’s tax basis (or trading value) in a share of common stock or preferred stock, respectively, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of common or preferred stock, aggregating dividends with ex-dividend dates within a 365-day period.

The IRS requires a RIC that has two or more classes of stock to allocate to each such class proportionate amounts of each type of the RIC’s income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction (“DRD”) and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the taxable year. Accordingly, SPE and SPE Global each intends for each taxable year to allocate its capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income (if any) between its common stock and preferred stock in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such taxable year. Distributions in excess of SPE’s and SPE Global’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately between the common stock and preferred stock. Since each of

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SPE’s and SPE Global’s current and accumulated earnings and profits will first be used to pay dividends on its preferred stock, if any, distributions in excess of such earnings and profits (if any) will be made disproportionately to holders of such Fund’s common stock.

Stockholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting whether capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Stockholders with capital loss are urged to consult their tax advisers on such limitations. The price of stock purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing stock just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Certain types of income received by SPE or SPE Global from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund stockholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those stockholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. stockholders even from tax treaty countries; and (4) cause a Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund stockholders.

Upon a sale, exchange, redemption or other disposition of stock, a stockholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the stockholder’s adjusted tax basis in the stock. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a stockholder on the sale of SPE or SPE Global shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Stockholders are urged to consult their tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in SPE or SPE Global.

Stockholders will be furnished, if appropriate, various written statements after the close of each of SPE and SPE Global’s taxable years reporting the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by each Fund to its stockholders during the preceding taxable year.

If a stockholder recognizes a loss with respect to SPE or SPE Global’s shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders are encouraged to consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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Dividends paid or distributions made by SPE or SPE Global to stockholders who are non-resident aliens or foreign entities (“foreign investors”) are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign investor will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid or distributions made to a foreign investor who provides a Form W-8ECI, certifying that the dividends or distributions are effectively connected with the foreign investor’s conduct of a trade or business within the United States. Instead, the effectively connected dividends or distributions will be subject to regular U.S. income tax as if the foreign investor were a U.S. stockholder. A non-U.S. corporation receiving effectively connected dividends or distributions may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign investor who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of SPE or SPE Global.

For taxable years of a Fund beginning before January 1, 2014, properly reported dividends or distributions are generally exempt from United States federal withholding tax if they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater stockholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, however, SPE or SPE Global may report its potentially eligible dividends or distributions as a combination of qualified net interest income, qualified short-term capital gains, and income not qualifying for this withholding exemption. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form to the Fund). In the case of shares held through an intermediary, the intermediary may withhold even if SPE or SPE Global reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

Backup Withholding

SPE and SPE Global each may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Tax on Net Investment Income

A new 3.8% tax is imposed on certain U.S. stockholders that are individuals, estates or trusts with incomes exceeding certain thresholds. This new tax applies to dividends on and gain from the disposition of each Fund’s shares.

Foreign Account Tax Compliance Act

A 30% withholding tax may be imposed on dividends paid after December 31, 2013, and sales proceeds received after December 31, 2016, to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally need

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to either (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally need to either provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Stockholders and prospective investors are encouraged to consult their tax advisers regarding the possible implications of this recently enacted legislation on their investment in the Funds’ common stock.

The foregoing is a general summary of the provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, and any change can apply retroactively. Stockholders and prospective investors are encouraged to consult their tax advisers regarding the purchase, ownership and disposition of shares of common stock of the Funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Special Opportunities Global Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Special Opportunities Global Fund, Inc. as of December 31, 2013. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Special Opportunities Global Fund, Inc. as of December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January __, 2014

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SPECIAL OPPORTUNITIES GLOBAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

ASSETS:
Cash	$	[105,929	]

Total assets	$	[105,929	]

NET ASSETS	$	[105,929	]

COMPONENTS OF NET ASSETS:
Paid-in capital - $0.001 par value per share	$	[105,929	]

NET ASSETS	$	[105,929	]

COMPUTATION OF NET ASSET VALUE:
Investor Shares:
Net assets	$	[105,929	]
Shares outstanding (200,000,000 shares authorized)		[1,765,478	]
Net asset value, offering and redemption price per share	$	[0.06	]

The accompanying notes are an integral part of these financial statements.

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SPECIAL OPPORTUNITIES GLOBAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1.   Organization

Special Opportunities Global Fund, Inc. (“SPE Global”) was incorporated under the laws of the State of Maryland on November 5, 2013. SPE Global is authorized to issue 200,000,000 shares of common stock, par value $0.001 per share. Each share of common stock of SPE Global has equal dividend, distribution and liquidation rights and is entitled to one vote per share on each matter submitted to a vote of SPE Global common stockholders.

SPE Global has had no operations to date other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Special Opportunities Fund, Inc. of [1,765,478] shares of common stock of SPE Global for $[105,929] on December __, 2013.

The investment goal of SPE Global is total return through capital appreciation and current income.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by SPE Global. These policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of assets and liabilities. Actual amounts could differ from those estimates.

Federal Income Taxes
SPE Global intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, SPE Global will not be subject to federal income tax if it distributes substantially all of its net investment income and capital gains to shareholders.

3.   Investment Adviser, Transfer Agent, and Custodian

Bulldog Investors, LLC (“Bulldog Investors”) serves as the investment adviser to SPE Global. Certain officers of SPE Global are employees of Bulldog Investors.

U.S. Bancorp Fund Services, LLC (“Administrator”) serves as the administrator and custodian for SPE Global. American Stock Transfer & Trust Company, LLC is the transfer agent, dividend-paying agent, and registrar for SPE Global’s shares of common stock.

4.   Organization and Offering Costs

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Expenses incurred in connection with the organization and the offering of SPE Global will be paid for by SPE. SPE Global does not have an obligation to reimburse SPE for organizational and offering expenses paid on its behalf.

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SPECIAL OPPORTUNITIES GLOBAL FUND, INC.

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 2-418 of the Maryland General Corporation Law and SPE Global’s By-laws provide for indemnification of directors and officers of SPE Global, and employees and agents of SPE Global as determined by the Board of Directors.  The Investment Management Agreement provides for indemnification of the Fund’s investment adviser.  SPE Global’s directors and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of SPE Global pursuant to the foregoing provisions, or otherwise, SPE Global has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by SPE Global of expenses incurred or paid by a director, officer or controlling person of SPE Global in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, SPE Global will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1) Articles of Incorporation of Special Opportunities Global Fund, Inc.*

(2) Bylaws of Special Opportunities Global Fund, Inc.*

(3) Not Applicable.

(4) Not Applicable.

(5) Not Applicable.

(6) Form of Investment Management Agreement between Special Opportunities Global Fund, Inc. and Bulldog Investors, LLC.*

(7) Not applicable.

(8) Not applicable.

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(9) Form of Custodian Contract between Special Opportunities Global Fund, Inc. and U.S. Bank, N.A.**

(10) Not applicable.

(11) Opinion and Consent of Blank Rome LLP with respect to legality.**

(12)  Opinion and Consent of Blank Rome LLP with respect to tax matters.**

(13) (a) Form of Transfer Agency and Service Agreement between Special Opportunities Global Fund, Inc. and American Stock Transfer & Trust Company, LLC.**

(13) (b) Form of Fund Administration and Servicing Agreement between Special Opportunities Global Fund, Inc. and U.S. Bank, N.A.**

(14) Consent of Tait, Weller & Baker LLC, independent registered public accounting firm for SPE and Special Opportunities Global Fund, Inc.**

(15) Not applicable.

(16) Not applicable.

 (17) (a) Form of Proxy Card.**

(17) (b) Purchase Agreement dated December __, 2013 between Special Opportunities Global Fund, Inc. and Special Opportunities Fund, Inc.**

(17) (c) Annual Report of Special Opportunities Fund, Inc. to Shareholders for the fiscal year ended December 31, 2013.**

*             Filed herewith.
**           To be filed by amendment.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

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(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Saddle Brook and State of New Jersey, on the 23rd day of December, 2013.

Special Opportunities Global Fund, Inc. (Registrant)

By:	/s/ Andrew Dakos
Name: Andrew Dakos
Title: President (Principal Executive Officer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Andrew Dakos	President	December 23, 2013
Andrew Dakos

/s/ Gerald Hellerman	Treasurer	December 23, 2013
Gerald Hellerman	(Principal Financial and Accounting Officer)

/s/ Phillip Goldstein	Director	December 23, 2013
Phillip Goldstein

/s/ James Chadwick	Director	December 23, 2013
James Chadwick

/s/ Ben Harris	Director	December 23, 2013
Ben Harris

/s/ Charles Walden	Director	December 23, 2013
Charles Walden

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Exhibits

Exhibit
Number	Description

(1)	Articles of Incorporation of Special Opportunities Global Fund, Inc.

(2)	Bylaws of Special Opportunities Global Fund, Inc.

(6)	Form of Investment Management Agreement between Special Opportunities Global Fund, Inc. and Bulldog Investors, LLC

34